                                                                  EXECUTION COPY

                      TIAA MORTGAGE LOAN PURCHASE AGREEMENT

          Mortgage Loan Purchase Agreement, dated as of August 2, 2007 (the
"Agreement"), between Teachers Insurance and Annuity Association of America
(together with its successors and permitted assigns hereunder, the "Seller") and
Structured Asset Securities Corporation II (together with its successors and permitted assigns hereunder, the "Purchaser").

          The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates") to be identified as the TIAA Seasoned
Commercial Mortgage Trust 2007-C4. One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The
Certificates will be issued pursuant to a Pooling and Servicing Agreement, to be dated as of July 11, 2007 (the "Pooling and Servicing Agreement"), between the
Purchaser, as depositor, Wachovia Bank National Association, as master servicer
(the "Master Servicer"), Centerline Servicing, Inc., as special servicer (the
"Special Servicer"), and Wells Fargo Bank, Bank National Association, as trustee
(the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement, as in effect on the Closing Date.

          The Purchaser has entered into an Underwriting Agreement (the
"Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers
Inc. ("Lehman") and Morgan Stanley & Co.
Incorporated ("Morgan" and, together with Lehman, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (the "Securities
Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the
"Certificate Purchase Agreement"), dated as of the date hereof, with Lehman (in such capacity, the "Placement Agent"), whereby the Purchaser will sell to the
Placement Agent certain of the remaining Classes of Certificates (other than the
Residual Interest Certificates).

          In connection with the transactions contemplated hereby, the Seller, the Purchaser, the Underwriters and the Placement Agent have entered into an
Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof.
The Mortgage Loans will have an aggregate principal balance of $2,091,678,320
(the "Initial Pool Balance") as of the close of business on the Cut-off Date, after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage
Loans shall take place on August 9, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the

Mortgage Loans shall consist of: (A) a cash amount equal to a percentage
(mutually agreed upon by the parties hereto) of the Initial Pool Balance, plus interest accrued on each Mortgage Loan at the related Mortgage Rate (net of the related Administrative Cost Rate), for the period from and including July 11,
2007 up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds
(or by such other method as shall be mutually acceptable to the parties hereto)
on the Closing Date; and (B) a 100.0% Percentage Interest in each of the Class
R-I, Class R-II and Class R-III Certificates (all such Residual Interest
Certificates, the "Residual Interest Certificates").

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 8 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller (other than the primary servicing rights) in and to the Mortgage Loans identified on the
Mortgage Loan Schedule as of such date, subject to the rights of certain
Sub-Servicers to primary service certain Mortgage Loans as identified on Exhibit
K to the Pooling and Servicing Agreement. The Mortgage Loan Schedule, as it may
be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

          (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with (i) the Trustee or a Custodian appointed thereby, a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and
Servicing Agreement, with copies of each Mortgage File to be delivered by the
Trustee to, upon request, the Master Servicer (at the expense of the Trustee), within 10 Business Days of such request; and (ii) the Master Servicer (or, at the direction of the Master Servicer, the appropriate Sub-Servicer), all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage Loans.

          (d) The Seller shall, through an Independent third party (the
"Recording Agent") retained by it, as and in the manner provided in the Pooling and Servicing Agreement (and in any event within 45 days following the later of the Closing Date and the date on which all necessary recording information is available to the Recording Agent), cause (i) each assignment of Mortgage and each assignment of Assignment of Leases, in favor of, and delivered as part of the related Mortgage File to the Trustee, to be submitted for recordation in the appropriate public office for real property records, and (ii) such assignments to be delivered to the Trustee following their return by the applicable public recording office, with copies of any such returned assignments to be delivered by the Trustee to the Master Servicer, at the expense of the Seller, at least every 90 days after the Closing Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master Servicer); provided that, in

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those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, a certified copy of the recorded original shall be forwarded to the Trustee. If any such document or instrument is lost or returned unrecorded because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

          The Seller shall bear the out-of-pocket costs and expenses of all such recording and delivery contemplated in the preceding paragraph, including, without limitation, any out-of-pocket costs and expenses that may be incurred by the Trustee in connection with any such recording or delivery performed by the
Trustee at the Seller's request and the fees of the Recording Agent.

          In addition to the foregoing the Seller is required, at the expense of the Seller and as and in the manner provided in the Pooling and Servicing
Agreement, with respect to each Mortgage Loan secured by a hotel or hospitality property (i) to promptly (and in any event within 45 days following the Closing
Date) file or cause to be filed in the appropriate public office for UCC
Financing Statements, each related assignment of UCC Financing Statement prepared by or on behalf of the Seller in favor of the Trustee and described under clause (xiv) of the definition of "Mortgage File" and (ii) to cause each such assignment of UCC Financing Statement to be delivered to the Trustee following its return by the appropriate public filing office for UCC Financing
Statements, with copies of any such returned assignments to be delivered by the
Trustee to the Master Servicer, at the expense of the Seller, at least every 90 days after the Closing Date (or at such additional times upon the request of the
Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master Servicer). The Seller also hereby agrees to (i) cause each assignment of UCC Financing Statement referred to in the prior sentence that is filed by or on behalf of the Seller to reflect that the file copy thereof should be returned to the Trustee or its agent following filing, and (ii) to forward to the Trustee filing confirmation, if any, received by the Seller in connection with assignments of UCC Financing
Statements filed in accordance with this paragraph.

          (e) With respect to any Mortgage Loan, the Seller shall, within 45 days of the Closing Date, deliver or cause to be delivered to the Master
Servicer (or, at the direction of the Master Servicer, to the appropriate
Sub-Servicer) the following documents (other than any document that constitutes part of the Mortgage File for such Mortgage Loan): copies of any final appraisal, final survey, final engineering report, final environmental report, opinion letters of counsel to the related mortgagor delivered in connection with the closing of such Mortgage Loan, escrow agreements, reserve agreements, organizational documentation for the related mortgagor, organizational documentation for any related guarantor or indemnitor, if the related guarantor or indemnitor is an entity, insurance certificates or insurance review reports, leases for tenants representing 10% or more of the annual income with respect to the related Mortgaged Property, final seismic report and property management agreements, rent roll, property operating statement and financial statements for the related guarantor or indemnitor, cash management or lockbox agreement, zoning letters or zoning reports and the documents, if any, specifically set forth on Exhibit D hereto (collectively, the "Mortgage Origination Documents"), but in each case, only if the subject document (a) was in fact obtained in connection with the origination of such Mortgage Loan, (b) is reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loan by the Master Servicer or Special Servicer in connection with its duties under the Pooling and Servicing Agreement, and (c) is in the possession or under the control of the Seller;

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provided that the Seller shall not be required to deliver any draft documents, privileged or other communications or correspondence, credit underwriting or due diligence analyses or information, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

          (f) After the Seller's transfer of the Mortgage Loans to the
Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the
Purchaser.

          (g) In connection with the obligations of the Master Servicer under the Pooling and Servicing Agreement, with regard to each Mortgage Loan that is secured by the interests of the related Mortgagor in a hospitality property
(identified on Schedule VI to the Pooling and Servicing Agreement) and each
Mortgage Loan that has a related letter of credit, the Seller shall deliver to and deposit with the Master Servicer, on or before the Closing Date, any related franchise agreement, franchise comfort letter and the original of such letter of credit. Further, in the event, with respect to a Mortgage Loan with a related letter of credit, the Master Servicer determines that a draw under such letter of credit has become necessary under the terms thereof prior to the assignment of such letter of credit having been effected in accordance with Section 3.01(e)
of the Pooling and Servicing Agreement, the Seller shall, upon the written direction of the Master Servicer, use its best efforts to make such draw or to cause such draw to be made on behalf of the Trustee.

          (h) Pursuant to the Pooling and Servicing Agreement, the Master
Servicer shall review the documents with respect to each Mortgage Loan delivered by the Seller pursuant to or as contemplated by Section 2(e) hereof and provide the Seller and the Controlling Class Representative and the Special Servicer
with a certificate (the "Master Servicer Certification") within 90 days of the
Closing Date acknowledging its (or the appropriate Sub-Servicer's) receipt as of the date of the Master Servicer Certification of such documents actually received (provided that such review shall be limited to identifying the document received, the Mortgage Loan to which it purports to relate, that it appears regular on its face and that it appears to have been executed (where appropriate)). Notwithstanding anything to the contrary set forth herein, to the extent the Seller has not been notified in writing of its failure to deliver any document with respect to a Mortgage Loan required to be delivered pursuant to or as contemplated by Section 2(e) hereof prior to the date occurring 18 months following the date of the Master Servicer Certification, the Seller shall have no obligation to provide such document.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

               (i) The Seller is duly organized or formed, as the case may be, validly existing and in good standing as a legal entity under the laws of the State of New York and possesses all requisite authority, power, licenses, permits and franchises to carry on its business

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     as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A)
     bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and
     (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
     Agreement will not (A) violate the Seller's organizational documents, (B)
     violate any law or regulation or any administrative decree or order to which the Seller is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

               (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder.

               (v) The Seller is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate or limited liability company (as applicable) restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the
     Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this
     Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the Seller or the performance by the
     Seller of its obligations under this Agreement.

               (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d) hereof, no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
     Agreement or the consummation of the transactions contemplated by this
     Agreement; and no bulk sale law applies to such transactions.

               (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement.

                                      -5-

               (viii) No proceedings looking toward merger, liquidation,
     dissolution or bankruptcy of the Seller are pending or contemplated.

          In addition, the Seller hereby further represents and warrants to, and covenants with, the Purchaser, as of the date hereof, that:

               (i) Under statutory accounting principles and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the
     Purchaser in exchange for the consideration specified in Section 1 hereof.
     In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the
     Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the
     Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

               (ii) The Seller will acquire the Residual Interest Certificates and the Unsold Certificates (as defined below) (the Residual Interest
     Certificates and the Unsold Certificates are collectively referred to as the "Seller Certificates"; and the Seller Certificates that constitute
     Non-Registered Certificates are referred to as the "Non-Registered Seller
     Certificates") for its own account and not with a view to, or sale or transfer in connection with, any distribution thereof, in whole or in part, in any manner that would violate the Securities Act or any applicable state securities laws.

               (iii) The Seller understands that (A) the Non-Registered Seller
     Certificates have not been and will not be registered under the Securities
     Act or registered or qualified under any applicable state securities laws,
     (B) neither the Purchaser nor any other party is obligated so to register or qualify the Non-Registered Seller Certificates and (C) neither the
     Non-Registered Seller Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless it is (1)
     registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (2) sold or transferred in a transaction which is exempt from such registration and qualification and the Certificate Registrar has received the certifications and/or opinions of counsel required by the Pooling and Servicing Agreement.

               (iv) The Seller understands that it may not sell or otherwise transfer the Non-Registered Seller Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 5.02 of the Pooling and
     Servicing Agreement, which provisions it has or, as of the Closing Date, will have carefully

                                      -6-

     reviewed, and that the Non-Registered Seller Certificates will bear legends that identify the transfer restrictions to which such
     Non-Registered Seller Certificates are subject.

               (v) Neither the Seller nor anyone acting on its behalf has (A)
     offered, transferred, pledged, sold or otherwise disposed of any
     Non-Registered Seller Certificate, any interest in a Non-Registered Seller
     Certificate or any other similar security to any person in any manner, (B)
     solicited any offer to buy or accept a transfer, pledge or other disposition of any Non-Registered Seller Certificate, any interest in a
     Non-Registered Seller Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Non-Registered Seller Certificate, any interest in a Non-Registered
     Seller Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner, or (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute a distribution of the Non-Registered Seller Certificates under the Securities Act, would render the disposition of the
     Non-Registered Seller Certificates a violation of Section 5 of the
     Securities Act or any state securities law or would require registration or qualification of the Non-Registered Seller Certificates pursuant thereto. The Seller will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Non-Registered Seller Certificates, any interest in the Non-Registered Seller Certificates or any other similar security.

               (vi) The Seller has been furnished with all information regarding
     (A) the Purchaser, (B) the Non-Registered Seller Certificates and
     distributions thereon, (C) the Pooling and Servicing Agreement and the
     Trust Fund, and (D) all related matters, that it has requested.

               (vii) The Seller is either (a) a "qualified institutional buyer"
     within the meaning of Rule 144A under the Securities Act or (b) an
     "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7)
     of Rule 501(a) under the Securities Act or an entity in which all its equity owners are "accredited investors" as defined in such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the
     Non-Registered Seller Certificates. The Seller has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Seller is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

               (viii) The Seller is not a Plan and is not directly or indirectly acquiring the Non-Registered Seller Certificates on behalf of, as named fiduciary of, as trustee of or with assets of a Plan.

               (ix) The Seller is a United States Tax Person and is not a
     Disqualified Organization.

          (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on Exhibit B hereto.

                                      -7-

          (c) The Seller intends to transfer the Residual Interest Certificates to Merrill Lynch, Pierce, Fenner Smith Inc. on or about the Closing Date; and, in connection therewith, the Seller will comply with all of the requirements of
Section 5.02 of the Pooling and Servicing Agreement, as in effect on the Closing
Date, and applicable law. The Seller hereby directs the Purchaser to cause the
Residual Interest Certificates to be registered in the name of Merrill Lynch,
Pierce, Fenner Smith Inc. upon initial issuance.

          SECTION 4. Representations and Warranties of the Purchaser.

          In order to induce the Seller to enter into this Agreement, the
Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

               (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The
     Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage
     Loans to the Trustee.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A)
     bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and
     (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the
     Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

               (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

               (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the
     Purchaser, as provided herein, as a sale of the Mortgage Loans to the
     Purchaser in exchange for the consideration specified in Section 1 hereof.

                                      -8-

          SECTION 5. Notice of Breach; Cure; Repurchase.

          (a) If the Seller receives written notice with respect to any Mortgage
Loan (i) that any document constituting a part of clauses (i) through (xix) of the definition of Mortgage File has not been executed (if applicable) or is missing (a "Document Defect") or (ii) of a breach of any of the Seller's representations and warranties made pursuant to Section 3(b) hereof (each such breach, a "Breach") relating to any Mortgage Loan, and such Document Defect or
Breach, as of the date specified in Section 5(b)(i) hereof, materially and adversely affects the value of the Mortgage Loan, then such Document Defect shall constitute a "Material Document Defect" or such Breach shall constitute a
"Material Breach", as the case may be. Then, following receipt by the Seller of a Seller Notification with respect to such Material Document Defect or Material
Breach, as the case may be, the Seller shall (subject to Sections 5(f), (g) and
(h) hereof), (A) not later than (1) 90 days after the Seller and the Purchaser have agreed upon the existence of such Material Document Defect or Material
Breach or (2) 60 days after an arbitration panel makes a binding determination, in accordance with the provisions of Section 5(i) hereof, that a Material
Document Defect or Material Breach exists or (B) in the case of a Material
Document Defect or Material Breach that affects whether a Mortgage Loan was, as of the Closing Date, is or will continue to be a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days following the discovery by any party of such Material Document Defect or
Material Breach (each such 90-day period referred to in clause (A)(1) above, or such 60 day period referred to in clause (A)(2) above, or such 90 day period referred to in clause (B) above, as applicable, is referred to as the "Initial
Resolution Period"): (i) cure such Material Document Defect or Material Breach, as the case may be, in all material respects (which cure shall include payment of any out-of-pocket expenses that are reasonably incurred and directly attributable to pursuing such a claim based on such Material Document Defect or
Material Breach associated therewith), or (ii) if such Material Document Defect or Material Breach, as the case may be, cannot be cured within the Initial
Resolution Period, repurchase the affected Mortgage Loan (or the related
Mortgaged Property) from, and in accordance with the directions of, the
Purchaser or its designee, at a price equal to the Purchase Price; provided that if (a) such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period,
(b) any such Material Breach or Material Document Defect, as the case may be, does not affect whether the Mortgage Loan was, as of the Closing Date, is or will continue to be a Qualified Mortgage, (c) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document
Defect, as the case may be, within the applicable Initial Resolution Period, and
(d) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof confirming that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial Resolution Period, setting forth what actions the
Seller is pursuing in connection with the cure thereof and stating that the
Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed 90 days beyond the end of the Initial Resolution Period (in the event the Seller and the
Purchaser have agreed upon the existence of such Material Document Defect or
Material Breach as described under clause (A)(1) above, or 45 days beyond the end of the Initial Resolution Period (in the event an arbitration panel has made a binding determination, as described under clause (A)(2) above, that a Material
Document Defect or Material Breach exists), then the Seller shall have such additional 90-day period or 45-day period, as the case may be (each such period, the "Resolution Extension Period"), to complete such cure or, failing such, to repurchase the affected Mortgage Loan (or the related Mortgaged Property); and
provided, further, that, if any such Material Document Defect is still not cured after the Initial Resolution Period and any such applicable Resolution Extension
Period solely

                                      -9-

due to the failure of the Seller to have received a recorded document, then the
Seller shall be entitled to continue to defer its cure and repurchase obligations in respect of such Material Document Defect so long as the Seller certifies to the Purchaser every six months thereafter that the Material
Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken). The parties acknowledge that neither delivery of a certification or schedule of exceptions to the Seller pursuant to Section 2.02(b) of the Pooling and Servicing Agreement
or otherwise nor possession of such certification or schedule by the Seller shall, in and of itself, constitute delivery of notice of any Material Document
Defect or Material Breach or knowledge or awareness by the Seller of any
Material Document Defect or Material Breach.

          If, during the period of deferral by the Seller of its cure and repurchase obligations as contemplated by the last proviso of the penultimate sentence of the preceding paragraph, the Mortgage Loan that is the subject of the Material Document Defect either becomes a Specially Serviced Mortgage Loan or becomes the subject of a proposed or actual assumption of the obligations of the related Mortgagor under such Mortgage Loan, then, following receipt by the
Seller of a Seller Notification providing notice of such event, the Seller shall cure the subject Material Document Defect within the time period specified in such Seller Notification. If, upon the expiration of such period, the Seller has failed to cure the subject Material Document Defect, the Master Servicer or the
Special Servicer, as applicable, shall be entitled (but not obligated) to perform the obligations of the Seller with respect to curing the subject
Material Document Defect and, in the event of such an election, the Seller shall pay all reasonable actual out-of-pocket costs and expenses in connection with the applicable servicer's effecting such cure.

          (b) Provided that any Seller Notification with respect to a Material
Document Defect or Material Breach is received by the Seller in accordance with the provisions of the Pooling and Servicing Agreement, within 24 months of the
Closing Date, the material and adverse effect of the related Document Defect or
Breach shall be determined as of the date hereof. After the expiration of 24 months following the Closing Date, the material and adverse effect of any
Document Defect or Breach that was not the subject of another Seller
Notification received by the Seller (in accordance with the provisions of the
Pooling and Servicing Agreement) within 24 months of the Closing Date, shall be determined as of the date of such Seller Notification.

          In the event the Seller is obligated to repurchase any Mortgage Loan pursuant to this Section 5, such obligation shall extend to any successor REO
Mortgage Loan with respect thereto as to which (A) the subject Material Breach existed as to the subject predecessor Mortgage Loan prior to the date the related Mortgaged Property became an REO Property or within 90 days thereafter, and (B) as to which the Seller had received, no later than 90 days following the date on which the related Mortgaged Property became an REO Property, a Seller
Notification from the Trustee regarding the occurrence of the applicable
Material Breach and directing the Seller to repurchase the subject Mortgage
Loan.

          (c) If one or more (but not all) of the Mortgage Loans constituting a
Cross-Collateralized Group are to be repurchased by the Seller as contemplated by Section 5(a) hereof, then, prior to the subject repurchase, the Seller or its designee shall use reasonable efforts, subject to the terms of the related
Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be

                                      -10-

repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto; provided that, if such Cross-Collateralized Group is still subject to the Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller (A) an Opinion of Counsel to the effect that such termination will not cause an Adverse REMIC Event to occur with respect to any
REMIC Pool or an Adverse Grantor Trust Event with respect to the Grantor Trust and (B) written confirmation from each Rating Agency that such termination will not cause an Adverse Rating Event to occur with respect to any Class of
Certificates and (ii) the Controlling Class Representative (if one is acting)
has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller within 10 Business Days of the Controlling Class Representative's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the
Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i)
determining whether the subject Breach or Document Defect, as the case may be, materially and adversely affects the value of such Cross-Collateralized Group, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

          (d) It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to this Section 5 that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the
Seller (or as otherwise required to be prepared, executed and delivered under the Pooling and Servicing Agreement), in each case without recourse, as shall be necessary to vest in the Seller (or its designee) the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If any
Mortgage Loan is to be repurchased as contemplated by this Section 5, the Seller shall amend the Mortgage Loan Schedule to reflect the removal of such Mortgage
Loan and shall forward such amended schedule to the Purchaser.

          (e) Any repurchase of a Mortgage Loan pursuant to this Section 5 shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or
Document Defect. It is understood and agreed that the obligations of the Seller set forth in this Section 5 constitute the sole remedies available to the
Purchaser with respect to any Breach or Document Defect.

          (f) Notwithstanding the foregoing, if there exists a Breach of the representation or warranty on the part of the Seller set forth in, or made pursuant to, paragraph (41) of Exhibit B to this Agreement, then the Purchaser or its designee will direct the Seller in writing to wire transfer to the
Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that (i) are due from the Mortgagor, (ii) otherwise would have been required to be paid by the
Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (iii) have not been paid by the Mortgagor, (iv) are the basis of such
Breach and (v) constitute "Covered Costs". Upon payment of such costs, the
Seller shall be deemed to have cured such Breach in all respects. Provided

                                      -11-

that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a
Material Breach, and the Seller shall not be obligated to otherwise cure such
Breach or repurchase the affected Mortgage Loan under any circumstances. Amounts deposited in the Pool Custodial Account pursuant to this paragraph shall constitute "Liquidation Proceeds" for all purposes of the Pooling and Servicing
Agreement (other than Section 3.11(c) of the Pooling and Servicing Agreement).

          (g) Subject to Section 5(f) hereof and the last three sentences of this paragraph, if the Seller determines that a Material Breach (other than a
Material Breach of a representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (37) of Exhibit B to this Agreement) or a Material Document Defect with respect to a Mortgage Loan is not capable of being cured in accordance with Section 5(a) hereof, then in lieu of repurchasing such Mortgage Loan the Seller may, at its sole option, pay a cash amount equal to the loss of value (each such payment, a "Loss of Value Payment") with respect to such Mortgage Loan, which loss of value is directly attributed to such
Material Breach or Material Document Defect, as the case may be. The amount of each such Loss of Value Payment shall be determined either (i) by mutual agreement of the Special Servicer on behalf of the Trust with respect to the subject Material Breach or Material Document Defect, as the case may be, and the
Seller, or (ii) by an arbitration panel pursuant to a binding arbitration proceeding in accordance with Section 5(i) hereof; provided that, in the event there is an arbitration proceeding for determining the existence of a Material
Breach or a Material Document Defect with respect to any Mortgage Loan, such arbitration proceeding must also include a determination of the amount of the loss of value to such Mortgage Loan directly attributed to such Material Breach or such Material Document Defect, as the case may be. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Material Breach or Material Document Defect and the Seller
shall not be obligated to otherwise cure such Material Breach or Material
Document Defect or repurchase the affected Mortgage Loan based on such Material
Breach or Material Document Defect under any circumstances. Notwithstanding the foregoing provisions of this Section 5(g), if 95% or more of the loss of value to a Mortgage Loan was caused by a Material Breach or Material Document Defect, which Material Breach or Material Document Defect is not capable of being cured, this Section 5(g) shall not apply and the Seller shall be obligated to repurchase the affected Mortgage Loan at the applicable Purchase Price in accordance with Section 5(a) hereof. Furthermore, the Seller shall not have the option of delivering Loss of Value Payments in connection with any Material
Breach relating to a Mortgage Loan's failure to be a Qualified Mortgage. In the event there is a Loss of Value Payment made by the Seller in accordance with this Section 5(g), the amount of such Loss of Value Payment shall be deposited into the Loss of Value Reserve Fund to be applied in accordance with Section
3.05(e) of the Pooling and Servicing Agreement.

          In the event the amount of any Loss of Value Payment is determined by an arbitration panel pursuant to a binding arbitration proceeding in accordance with Section 5(i) hereof, then such Loss of Value Payment shall also include the payment of any costs and expenses (including costs incurred in establishing the amount of any related loss of value to the subject Mortgage Loan, including reasonable legal fees) that are reasonably incurred in good faith by the Master
Servicer, the Special Servicer and/or the Trustee (on behalf of the Trust) in enforcing the rights of the Trust against the Seller with respect to the subject
Material Breach or Material Document Defect, as the case may be; provided that, in the event the Seller tenders a loss of value payment in a specified amount in connection with a Material Breach or Material Document Defect, as the case may be, prior to the institution of arbitration proceedings and that offer is rejected and an amount equal to or less than the loss of value payment

                                      -12-

originally tendered by the Seller is ultimately determined by an arbitration panel pursuant to a binding arbitration proceeding in accordance with Section
5(i) hereof to be the actual amount of the Loss of Value Payment attributed to such Material Breach or Material Document Defect, as the case may be, then that
Loss of Value Payment shall not include the payment of any costs or expenses incurred in enforcing the rights of the Trust against the Seller with respect to the subject Material Breach or Material Document Defect, as the case may be;
provided, further, that if the Special Servicer request a loss of value payment from the Seller of a specified amount in connection with a Material Breach or
Material Document Defect, as the case may be, and the Seller refuses to pay that amount and an amount equal to or greater than the loss of value payment originally requested by the Special Servicer is ultimately determined by an arbitration panel pursuant to a binding arbitration proceeding in accordance with Section 5(i) hereof to be the actual Loss of Value Payment attributable to such Material Document Defect or Material Breach, then that Loss of Value
Payment shall also include the payment of any costs or expenses reasonably incurred in good faith in enforcing the rights of the Trust against the Seller with respect to the subject Material Breach or Material Document Defect, as the case may be; and provided, further, that, if the Seller tenders a loss of value payment in connection with a Material Breach or Material Document Defect, as the case may be, in a specified amount, and the Special Servicer rejects such tender and requests a greater loss of value payment amount, and an amount in between the respective amounts tendered and requested is ultimately determined by an arbitration panel pursuant to a binding arbitration proceeding in accordance with Section 5(i) hereof to be the actual Loss of Value Payment attributable to such Material Breach or Material Document Defect, as the case may be, then that
Loss of Value Payment shall also include the payment of an amount equal to the product of (i) all costs and expenses reasonably incurred in connection with that arbitration proceeding, multiplied by (ii) a fraction, the numerator of which is the excess of the amount determined by that arbitration proceeding over the amount tendered by the Seller, and the denominator of which is the excess of the amount requested by the Special Servicer over the amount tendered by the
Seller. Notwithstanding the foregoing, in the event any Loss of Value Payment is determined by the parties hereto by mutual agreement (and not by an arbitration proceeding), that Loss of Value Payment shall not include any costs and expenses incurred by the Master Servicer, the Special Servicer or the Trustee unless such costs and expenses were specifically included in such mutual agreement.

          (h) Notwithstanding the foregoing, if there exists a Material Breach of the representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (37) of Exhibit B to this Agreement, and the subject
Mortgage Loan becomes a Qualified Mortgage prior to the expiration of the
Initial Resolution Period applicable to a Material Document Defect or Material
Breach that affects whether a Mortgage Loan is a Qualified Mortgage, and without otherwise causing an Adverse REMIC Event or an Adverse Grantor Trust Event, then such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such Breach.

          (i) The parties hereto agree that any controversy or claim (a
"Dispute") arising under Section 5(a), Section 5(b) and/or Section 5(g) of this
Agreement shall be resolved in accordance with the following
Mediation/Arbitration procedures in this Section 5(i).

          If the Seller receives a Seller Notification pursuant to Section 5(a)
of this Agreement regarding the alleged existence of a Material Document Defect or Material Breach and requesting the Seller to cure or repurchase the affected
Mortgage Loan in connection therewith (a "Notice"), and the Seller does not agree upon the existence of such Material Document Defect or Material Breach within 90 days of receiving such Notice, then, unless otherwise agreed to by the parties involved in the Dispute,

                                      -13-

that Dispute shall be submitted to non-binding mediation in accordance with the provisions of this paragraph; provided, that if the Seller is proceeding to cure the subject Material Document Defect or Material Breach, then that Dispute shall not be submitted to mediation until the expiration of the related Resolution
Extension Period and the failure of the Seller to complete such cure (unless otherwise agreed to by the parties involved in the Dispute). Following the
90-day period referred to in the preceding sentence and subject to the preceding proviso, either party to this Agreement that is involved in the Dispute may send a written letter (a "Mediation Letter") to the other party to this Agreement that it wishes the mediation process to begin between the sender and the recipient of such Mediation Letter. Following receipt of a Mediation Letter, a mediator(s) shall be selected by agreement of the parties to the mediation. If such parties cannot agree on a mediator, then the mediation shall be conducted by three mediators, one of which shall be selected by the Seller and one of which shall be selected by the Purchaser or its assignee. Each of the parties to the mediation shall submit the name of the person it has selected to serve as a mediator to the opposing party within 10 days of the date of the Mediation
Letter. If either party fails to submit the name of its selected mediator within
10 days of the date of the Mediation Letter, the other party shall have the right to select the second mediator in addition to its own mediator (provided that such party has submitted the name of its selected mediator within 10 days of the date of the Mediation Letter). The two mediators selected by the party(ies) shall appoint a third mediator within 20 days of the date of the
Mediation Letter or such longer time period as agreed to by the parties to the mediation. Any mediator(s) so designated must be acceptable to both the Seller and the Purchaser or its assignee. Any mediators appointed or selected pursuant to the provisions of this paragraph must be experienced professionals in the
CMBS industry.

          Any mediation related to a particular Dispute and commenced in accordance with the preceding paragraph must be completed within 90 days of the date of the Mediation Letter (or a longer period, if the parties to the mediation agreed to extend the mediation). Any mediation referred to in this
Section 5(i) shall be conducted in the manner specified by the mediator(s) and agreed upon by the Seller and the Purchaser or its assignee and any such mediation shall be conducted in New York City to the exclusion of all other locations (unless otherwise agreed to by the parties to the mediation). During the mediation process, the parties to the mediation shall discuss their differences voluntarily and in good faith and attempt, with the assistance of the mediator(s) as a facilitator of the negotiations, to reach an amicable resolution of the Dispute. The mediation will be treated as a settlement discussion and therefore will be confidential. No mediator selected in accordance with this Section 5(i) may testify for either party in any later proceeding relating to the Dispute. No recording or transcript shall be made of the mediation proceedings. The fees and expenses of all mediator(s) shall be shared equally by the parties to the mediation; provided, that the party to the mediation that is acting on behalf of the Trust in accordance with the provisions of this Section 5(i) shall be entitled to reimbursement or indemnification by the Trust Fund for such fees and expenses if and to the extent permitted under the Pooling and Servicing Agreement.

          Notwithstanding anything to the contrary herein, no party shall be required to agree to a Dispute resolution pursuant to mediation and no decision or resolution of a mediator or mediators shall be binding on any party unless such decision or resolution is expressly agreed to by such party. In the event the parties involved in the Dispute have not agreed to a Dispute resolution pursuant to mediation at the termination of the mediation, then that Dispute will be settled by arbitration in accordance with the succeeding paragraphs of this Section 5(i).

                                      -14-

          If a Dispute has not been resolved within 90 days of the date of the
Mediation Letter (or such shorter or longer period as is expressly agreed to by the parties to the mediation), the mediation shall terminate and the Dispute will be settled by arbitration. Following the date of termination of mediation, which shall be the date occurring 90 days after the date of the Mediation Letter unless otherwise expressly agreed to by the parties to the mediation, arbitration may be commenced by either party to this Agreement involved in the
Dispute sending a written notice to the other party to this Agreement involved in the Dispute that it wishes the arbitration process to begin with respect to the Dispute between the sender and the recipient of such written notice. The date any such party receives written notice in accordance with this Section 5(i)
from another party that such party wishes to commence arbitration shall be referred to as the "Arbitration Commencement Date". Any arbitration hereunder shall be conducted in accordance with the provisions of this Agreement and the
American Arbitration Association Rules for Large Complex Commercial Disputes
("AAA Rules"), but shall not be conducted by the American Arbitration
Association ("AAA"). Discovery will be permitted in connection with the arbitration in accordance with the AAA Rules. In the event of a conflict, the provisions of this Agreement will control. Such arbitration shall be conducted before a panel of three arbitrators, regardless of the size of the Dispute. The arbitration panel shall consist of one person selected by the Seller and one person selected by the Purchaser or its assignee. Each such party shall submit the name of the person it has selected to serve as an arbitrator to the other party within 30 days of the Arbitration Commencement Date (or such longer period as is expressly agreed to by the parties to the arbitration). If either such party fails to submit the name of its selected arbitrator within 30 days of the
Arbitration Commencement Date, then the other such party shall have the right to select the second arbitrator in addition to its own arbitrator (provided that such party has submitted the name of its selected arbitrator within 30 days of the Arbitration Commencement Date). The two arbitrators designated in accordance with the two preceding sentences shall appoint a third arbitrator within 45 days of the Arbitration Commencement Date (or such longer period as is expressly agreed to by the parties to the arbitration). All arbitrators appointed or selected pursuant to the provisions of this paragraph must be experienced professionals in the CMBS industry. The third arbitrator shall be an Independent person who has not previously been employed by either party and does not have a direct or indirect interest in either party or the subject matter of the arbitration. The two (2) arbitrators appointed by the parties to the arbitration are not required to be neutral and it shall not be grounds for removal of either of such arbitrators or for vacating an arbitration award that either of such arbitrators has past or present relationships with the party that appointed such arbitrator. No potential arbitrator may serve on the panel unless he or she has agreed in writing to abide and be bound by the terms and provisions of this
Agreement and the AAA Rules and to keep confidential the terms of any arbitration proceeding related to this Agreement and the terms of any discussion, negotiation, decision, agreement or resolution in connection therewith.

          Any issue concerning the extent to which any Dispute is subject to arbitration, or concerning the applicability, interpretation, or enforceability of these procedures, including any contention that all or part of these procedures are invalid or unenforceable, shall be resolved by the arbitrators.
In no event, notwithstanding that any provision of this Agreement is held to be invalid or unenforceable, shall the arbitrators have the power to make an award or impose a remedy that could not be made or imposed by a court deciding the matter in the same jurisdiction. In no event shall the arbitrators have the power to make an award or impose a remedy that is not contemplated by, or conflicts with the terms and provisions of, this Agreement or the Pooling and
Servicing Agreement (other than any term or provision of this Agreement or the
Pooling and Servicing Agreement that is held to be invalid or unenforceable).
Without limiting the foregoing, the arbitrators shall have no authority to

                                      -15-

award treble, consequential or punitive damages of any type under any circumstances, whether or not such damages may be available under the AAA Rules or any other act or law. Subject to the provisions of this Agreement, the result of the arbitration will be binding on the parties involved in the Dispute, and judgment on the arbitrators' award may be entered, subject to the provisions of
Section 15 of this Agreement, in any court of competent jurisdiction.

          All mediations and arbitrations shall be conducted in New York City to the exclusion of all other locations (unless otherwise expressly agreed to by the parties to the subject mediation or arbitration, as applicable). The party to an arbitration that is acting on behalf of the Trust in accordance with the provisions of this Section 5(i) shall be entitled to reimbursement or indemnification by the Trust Fund for the fees and expenses incurred in connection therewith if and to the extent permitted under the Pooling and
Servicing Agreement.

          The parties to this Agreement hereby agree to waive any right to trial by jury fully to the extent that any such right shall now or hereafter exist with regard to the rights and remedies contained in this Section 5; provided, that if (i) any party to an arbitration governed by this Section 5(i) fails to abide by the rules or deadlines for that arbitration (as such deadlines may be extended by express agreement of the parties to that arbitration), or (ii) the applicable appointed arbitrators determine that the subject Dispute cannot be resolved through arbitration either because the AAA Rules are inapplicable to the Dispute and/or the Federal Arbitration Act is inapplicable to the Dispute or for any other reason, then the other party (in the case of clause (i)) or either party (in the case of clause (ii)) to this Agreement may in its sole option, file a complaint to resolve the Dispute through a legal proceeding and in accordance with the provision contained in Section 15 hereof.

          SECTION 6. [RESERVED]

          SECTION 7. Closing.

          The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Thacher Proffitt & Wood, LLP, Two World Financial Center,
New York, New York 10281 at 10:00 a.m., New York City time, on the Closing Date.

          The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this
Agreement, shall be true and correct in all material respects as of the Closing
Date;

          (b) Insofar as it affects the obligations of the Seller hereunder, the
Pooling and Servicing Agreement shall be in a form mutually acceptable to the
Purchaser and the Seller;

          (c) All documents specified in Section 8 of this Agreement (the
"Closing Documents"), in such forms as are reasonably acceptable to the
Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (d) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to

                                      -16-

the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

          (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

          (g) Neither the Underwriting Agreement nor the Certificate Purchase
Agreement shall have been terminated in accordance with its terms.

          All parties hereto agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 8. Closing Documents.

          The Closing Documents shall consist of the following:

          (a) This Agreement duly executed by the Purchaser and the Seller;

          (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

          (c) The Indemnification Agreement duly executed by the parties thereto;

          (d) Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agent may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement and in the
Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii)
the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (e) An Officer's Certificate from an officer of the Seller, in his or her individual capacity, dated the Closing Date, and upon which the initial
Purchaser, the Underwriters and the Placement Agent may rely, to the effect that each individual who, as an officer or representative of the Seller signed this
Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (f) As certified by an officer of the Seller, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and the
Indemnification Agreement, (ii) the organizational documents of the Seller,

                                      -17-

and (iii) a certificate of good standing of the Seller, issued by the Secretary of State of the State of New York not earlier than 30 days prior to the Closing
Date;

          (g) A favorable opinion of Dechert LLP ("Dechert"), special counsel to the Seller, substantially in the form attached hereto as Exhibit C-1, dated the
Closing Date and addressed to the initial Purchaser, the Underwriters, the
Placement Agent, the Rating Agencies and, upon request, the other parties to the
Pooling and Servicing Agreement, together with such other opinions of Dechert as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

          (h) An Officer's Certificate from an officer of the Seller, in his or her individual capacity, delivered in connection with the opinion of Dechert to be delivered pursuant to Section 8(g) hereof, in form and substance satisfactory to the addressees of such opinion and upon which such addressees may rely;

          (i) In connection with the initial issuance of the Residual Interest
Certificates, a Transfer Affidavit and Agreement in the form contemplated by the
Pooling and Servicing Agreement from Seller and from the transferee of the
Seller;

          (j) In the event any of the Certificates are mortgage related securities within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a Certificate of the Seller regarding origination of the
Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the
Securities Exchange Act of 1934, as amended;

          (k) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

          (l) A favorable opinion of in house counsel to the Seller, substantially in the form attached hereto as Exhibit C-2, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agent, the Rating Agencies and, upon request, the other parties to the Pooling and
Servicing Agreement.

          SECTION 9. Costs.

          All reasonable out-of-pocket costs and expenses incurred by the
Seller, the initial Purchaser, the Underwriters and the Placement Agent in
connection with the securitization of the Mortgage Loans and the other transactions contemplated by this Agreement, the Underwriting Agreement and the
Certificate Purchase Agreement shall be payable by the Seller.

          SECTION 10. Purchase of Unsold Certificates.

          Anything to the contrary set forth herein, if and to the extent any class of Certificates or portion thereof remains unsold to independent third-party investors unaffiliated with the Purchaser as of the Closing Date, as determined in the sole discretion of Lehman or its affiliates (such unsold
Certificates collectively, the "Unsold Certificates"), such Unsold Certificates shall be purchased by the Seller from Lehman on the Closing Date, in the manner and in accordance with the terms and conditions set forth in the Underwriting
Agreement and

                                      -18-

the Certificate Purchase Agreement, respectively. Lehman and the Seller hereby agree that any amounts due under Section 2 hereof from the Purchaser to the
Seller may be offset against amounts due from the Seller to Lehman under the
Underwriting Agreement and the Certificate Purchase Agreement, respectively. In addition, the Seller hereby agrees that if and to the extent that the Seller and/or any affiliate thereof proposes to sell or transfer any of the Unsold
Certificates in any other manner not contemplated under the registration statement of the Depositor (as amended or supplemented to the date hereof)
related to the TIAA Seasoned Commercial Mortgage Trust 2007-C4, then the Seller shall provide the Purchaser with reasonable prior written notice (but not less than 5 Business Days notice) of such intention and shall cooperate with the
Purchaser and its affiliates in the preparation, distribution and/or filing
(with the Securities and Exchange Commission and/or otherwise as part of the
Depositor's registration statement) of any disclosure or other document deemed necessary or advisable by the Purchaser, in its sole discretion, in connection with such proposed sale or transfer of the Unsold Certificates.

          SECTION 11. Grant of a Security Interest.

          The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in
Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the
Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage
Loans by the Seller to the Purchaser to secure a debt or other obligation of the
Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii)
the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the
Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the
Pooling and Servicing Agreement; and, in connection with the foregoing, the
Seller authorizes the Purchaser to file any and all appropriate Uniform
Commercial Code financing statements.

          SECTION 12. Notices.

          All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for

                                      -19-

Notices" specified beneath its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice hereunder to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 13. Representations, Warranties and Agreements to Survive
Delivery.

          All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the initial Purchaser to the Trustee).

          SECTION 14. Severability of Provisions.

          Any part, provision, representation, warranty or covenant of this
Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 15. Counterparts.

          This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 16. GOVERNING LAW; CONSENT TO JURISDICTION.

          THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH
THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND
TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER
APPLICABLE LAW AND SUBJECT TO SECTION 5(i) HEREOF, THE SELLER AND THE PURCHASER
EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE
AND FEDERAL COURTS SITTING IN NEW YORK CITY, TO THE EXCLUSION OF ALL OTHER
COURTS, WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT
OTHER THAN MATTERS TO BE SETTLED BY MEDIATION OR ARBITRATION IN ACCORDANCE WITH
SECTION 5(i) HEREOF; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR
PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL
COURTS, TO THE EXCLUSION OF ALL OTHER COURTS; (III) WAIVES, TO THE FULLEST
POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM IN CONNECTION WITH SUCH
ACTION OR PROCEEDING COMMENCED IN SUCH NEW YORK

                                      -20-

STATE OR FEDERAL COURTS; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH
ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER
JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW;
PROVIDED, THAT IN THE EVENT SECTION 5(i) HEREOF IS INAPPLICABLE AND BOTH A NEW
YORK STATE AND A FEDERAL COURT SITTING IN NEW YORK IN WHICH AN ACTION OR
PROCEEDING HAS BEEN DULY AND PROPERLY COMMENCED BY ANY PARTY TO THIS AGREEMENT
REGARDING A MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT HAS REFUSED TO
ACCEPT JURISDICTION OVER OR OTHERWISE HAS NOT ACCEPTED SUCH ACTION OR PROCEEDING
WITHIN, IN THE CASE OF EACH SUCH COURT, 60 DAYS OF THE COMMENCEMENT OR FILING
THEREOF, THEN THE WORDS "TO THE EXCLUSION OF ALL OTHER COURTS" IN CLAUSE (I) AND
CLAUSE (II) OF THIS SENTENCE SHALL NOT APPLY WITH REGARD TO SUCH ACTION OR
PROCEEDING AND THE REFERENCE TO "SHALL" IN CLAUSE (II) OF THIS SECTION SHALL BE
DEEMED TO BE "MAY".

          SECTION 17. Further Assurances.

          The Seller and the Purchaser each agrees to execute and deliver such instruments and take such further actions as any other such party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 18. Successors and Assigns.

          The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the
Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the
Seller hereunder. The Purchaser has the right to assign its interest under this
Agreement, in whole or in part, as may be required to effect the purposes of the
Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser.
Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their respective successors and permitted assigns.

          SECTION 19. Amendments.

          No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller has consented to such amendment or modification in writing.

                                      -21-

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                      SELLER

                                      TEACHERS INSURANCE AND ANNUITY
                                      ASSOCIATION OF AMERICA

                                      By: /s/ Rosemarie J. Wagner
                                          ------------------------------------
                                          Name: Rosemarie J. Wagner
                                          Title: Director

                                      Address for Notices:
                                      8500 Andrew Carnegie Blvd.
                                      Charlotte, NC 28262
                                      Attention: Jack Gay
                                      Telecopier No.: (704) 988-4917

                                      PURCHASER

                                      STRUCTURED ASSET SECURITIES
                                      CORPORATION II

                                      By: /s/ David Nass
                                          ------------------------------------
                                          Name: David Nass
                                          Title: Senior Vice President

                                      Address for Notices:
                                      Structured Asset Securities Corporation II
                                      745 Seventh Avenue
                                      New York, New York 10019
                                      Attention: Scott Lechner
                                      Telecopier No.: (646) 758-4203

Confirmed and accepted as of the date first above written, solely for purposes of Section 10:

LEHMAN BROTHERS INC.

By: /s/ Charlene Thomas
    ----------------------------------
    Name: Charlene Thomas
    Title: Senior Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                 (SEE ATTACHED)

                                    Exh. A-1

TIAA SEASONED COMMERCIAL MORTGAGE TRUST 2007-C4
MORTGAGE LOAN SCHEDULE

CONTROL  GROUP
  NO.     NO.                   PROPERTY NAME                                          ADDRESS
----------------------------------------------------------------------------------------------------------------------

   1         1  1000/Fox Portfolio                            Various
   1A        1  Fox Tower                                     805 SW Broadway
   1B        1  1000 Broadway                                 1000 SW Broadway Avenue
   2         1  Algonquin Commons Portfolio                   1520 Randall Road
   2A        1  Algonquin Commons Phase I                     1520 Randall Road
----------------------------------------------------------------------------------------------------------------------
   2B        1  Algonquin Commons Phase II                    1520 Randall Road
   3         1  Sammamish Parkplace                           21925,21933,21930 SE 51st Street
   4         1  Pinnacle Towers                               1751-1753 Pinnacle Drive
   5         1  Airtouch Spectrum Campus                      1505 Sand Canyon Avenue
   6         1  One Convention Place                          701 Pike Street
----------------------------------------------------------------------------------------------------------------------
   7         1  Regency Portfolio                             Various
   7A        1  Regency West VII & VIII O.B.                  4400 & 4350 Westown Parkway
   7B        1  Regency West V & VI Off/Bldg                  4500 & 4600 Westown Parkway
   7C        1  Regency West 4                                4700 Westown Parkway
   7D        1  Regency West 3                                4800 Westown Parkway
----------------------------------------------------------------------------------------------------------------------
   7E        1  Regency West 1                                50th & Westown Parkway
   7F        1  Regency West 2                                1401 50th St.
   8         1  University Commons Shopping Cntr              1400 Glades Road
   9         1  Concord Airport Plaza                         1200 & 1220 Concord Avenue, 2200 John Glenn Drive
   10        1  Quincy Street Station                         4001 North Fairfax Drive
----------------------------------------------------------------------------------------------------------------------
   11        1  US Bank Plaza                                 101 South Capitol Blvd.
   12        1  Specialty Laboratories                        27027 Tourney Point Road
   13        1  Key West Corp. Cntr. II, III & IV             9410, 9420 & 9430 Key West Ave
   14        1  Tiffany Plaza Retail Center                   7300-7800 East Hampden Ave
   15        1  Centrum At Crossroads Shop.Ctr.               2416 Walnut Street
----------------------------------------------------------------------------------------------------------------------
   16        1  Patriot Business Park Portfolio               Various
  16A        1  Patriot Business Park - East                  7852 Walker Drive
  16B        1  Patriot Business Park West                    7850 Walker Road
   17        1  Franklin Farm Village                         13300 - 13360 Franklin Farm Rd
   18        1  Fairway Plaza II                              5542-5692 Fairmont Parkway
----------------------------------------------------------------------------------------------------------------------
   19        1  Crossroads Commons Retail SC                  8825-8975 W. Charleston Blvd
   20        1  Wheatley Plaza                                S/E/C Northern Blvd. & Glen Clove Road
   21        1  Colonnade At Union Mill                       5740 Union Mill Road
   22        1  North Hills Industrial Park                   16689, 16715 Schoenborn Street
   23        1  Charles County Shopping Center                3215 Plaza Way
----------------------------------------------------------------------------------------------------------------------
   24        1  Linda Mar Shopping Center                     576 Linda Mar Boulevard
   25        1  Webster Square                                260 Daniel Webster Highway
   26        1  Wilton Connor Packaging Dist Center           3700 Display Drive
   27        1  Snellville Pavilion Shpg.                     2059 Scenic Highway
   28        1  Alton Corporate Center                        16205,16215,16225 Alton Pkwy.
----------------------------------------------------------------------------------------------------------------------
   29        1  Dulles Business Park                          3750, 3863, 3855, 3859 Centerview Drive
   30        2  Harbor Point Apartments                       2 Harbor Point Drive
   31        1  Shoppes At Dilworthtown Crossing              Route 202 And Dilworthtown Road
   32        1  Shops At Monocacy                             1700 Kingfisher Drive
   33        1  2200 Renaissance                              2200 Renaissance Blvd
----------------------------------------------------------------------------------------------------------------------
   34        1  Plaza In The Park                             5150 Buffalo Speedway
   35        1  15 Exchange Place Office                      15 Exchange Place
   36        1  Kyrene Commerce Plex                          8240-8410 South Kyrene Rd
   37        1  Market Place And New Market Portfolio         Various
  37A        1  New Market Square                             2727 S Church Street
----------------------------------------------------------------------------------------------------------------------
  37B        1  Marketplace On Harden Shopping Center         1001 Harden Street
   38        1  Muddy Branch                                  800 Muddy Branch Square
   39        1  Mirasol Walk Shopping Cntr.                   6249 Pga Blvd
   40        1  Olympia Plaza                                 3870, 3880, 3890 Murphy Canyon Road
   41        1  The Bergman Office Portfolio                  Various
----------------------------------------------------------------------------------------------------------------------
 41.01       1  One Kalisa Way                                One Kalisa Way
 41.02       1  299 Market Street                             299 Market Street
 41.03       1  25 East Spring Valley Avenue                  25 East Spring Valley Avenue
   42        1  Colony Place Shopping Center                  7741 Colony Road
   43        1  Whitehall Crossing Shopping Center            100 -280 North Gates Drive
----------------------------------------------------------------------------------------------------------------------
   44        2  Highland House Apartments                     5480 Wisconsin Ave
   45        1  Westminster Crossing West Shopping Cntr       400 Englar Rd
   46        1  Pinnacle Peak Commerceplex I                  23910 N. 19th Avenue
   47        1  Henderson Beltway Office Center               140, 160 & 170 N Stephanie Street
   48        1  Radcliffe At Towson                           1012 York Road
----------------------------------------------------------------------------------------------------------------------
   49        1  Novato Fair Shopping Center                   900-946 Diablo Avenue And 7135-7145 Redwood Boulevard
   50        1  Westfield Village Shopping Center Store#2160  9349-9369 Sheridan Blvd.
   51        1  Pottery/Tiffany/ Legg Portfolio               Various
  51A        1  Tiffany Building                              40-44 Post Road
  51B        1  Pottery Barn Building                         27 Main Street
----------------------------------------------------------------------------------------------------------------------
  51C        1  Legg Mason Building                           138-142 Central Ave
   52        1  Capital Office V                              6404 Ivy Lane
   53        1  Craig Lamb Distribution Center                4200 & 4300 Flossmoor St
   54        1  600 University Park Place                     600 University Park Place
   55        1  Boca Valley Plaza Shopping Center             7401 N Federal Highway
----------------------------------------------------------------------------------------------------------------------
   56        1  Milwaukee Whole Foods                         2305 North Prospect Avenue
   57        2  Entrada Apartments                            1325 Island Avenue
   58        1  711 Westchester Avenue                        711 Westchester Avenue
   59        1  Clayton Corporate Park                        700 Corporate Park Drive
   60        1  Manokeek Village Center                       Sec Of Indian Highway & Berry Road
----------------------------------------------------------------------------------------------------------------------
   61        1  Huntington Millennium Center                  181 West Huntington Drive
   62        2  Broadway Plaza Apartments                     700 Broadway Avenue East
   63        1  Prospect Park Portfolio                       Various
  63A        1  Prospect Park - Bldg B                        11020 Sun Center Drive
  63B        1  Prospect Park - Bldg. A                       29269 Prospect Park Drive
----------------------------------------------------------------------------------------------------------------------
   64        1  2750 Monroe Blvd. (Quest)                     2750 Monroe Boulevard
   65        1  Springfield Office Center                     6564 Loisdale Court
   66        1  Loehmann's Plaza                              5200-5290 Randolph Road
   67        1  Mesa Vista Business Center                    2955 W. Mesa Vista Ave. And 3950 W. Diablo Dr.
   68        1  North Utica Shopping Center                   50 Auert Avenue
----------------------------------------------------------------------------------------------------------------------
   69        1  660 Pennsylvania Avenue Retail/Office         660 & 656 Pennsylvania Ave And 325-327 7Th Street, Se
   70        1  Seven Square Corporate Park Portfolio         Various
  70A        1  Seven Square Corporate Park 9110              9110 Philadelphia Rd
  70B        1  Seven Square Corporate Park                   6820 Hospital Drive
   71        1  Burke Town Plaza                              9582 Old Keene Mill Rd
----------------------------------------------------------------------------------------------------------------------
   72        1  Mcdowell Mountain Marketplace                 10111 East Bell Rd
   73        1  Warm Springs Business Center I & II           7140, 7180, 7220 And 7260 Industrial Road
   74        1  Fountain Plaza One Condominium                701 Town Center Drive
   75        1  Rain & Hail Headquarter Bldg                  9200 Northpark Drive
   76        1  Pinnacle Peak 2                               23610 & 23620 North 20th Drive
----------------------------------------------------------------------------------------------------------------------
   77        1  San Gabriel Medical Plaza Office              207 South Santa Anita Street
   78        1  Meadows Shopping Center                       1540 N.W. Gilman Blvd.
   79        1  Spencer & Helm Business Center(EJM)           1650 & 1660 Helm Drive And 6672 Spencer Street
   80        1  Homewood Suites Hotel                         350 Rocky Run Parkway
   81        1  Arrowhead Commerce Center 13&14               3655 E Patrick Lane 6180 S. Pearl Street
----------------------------------------------------------------------------------------------------------------------
   82        2  Lakes At Woodmont Apartments                  10100 Desmond Place
   83        1  Ventana Lakes Village Center                  20283, 20351, 20403, 20255 North Lake Pleasant Road
   84        2  Fountain Villas Apartments                    1001 Cascade Circle
   85        2  The Woodlands Apartments                      1000 Kenwood Court
   86        1  Bay Pointe Space Center                       2323 Clear Lake City Blvd
----------------------------------------------------------------------------------------------------------------------
   87        1  Publix At Westchase                           12139 W Linebaugh Ave
   88        1  Shoppes Of Williston Road                     5200 SW 34th Street
   89        1  Northport/Gunn Portfolio                      Various
  89A        1  Northport VII & VIII                          8506 & 8508 Benjamin Road
  89B        1  Gunn Collection Retail Center                 5632 Gunn Highway
----------------------------------------------------------------------------------------------------------------------
   90        1  Belle Hall Shopping Center I                  620-636 Long Point Road
   91        1  Sierra Health Services                        4475 South Eastern Avenue
   92        1  Arrowhead Commerce Center                     6275 & 6255 South Sandhill Rd
   93        1  Seven Lebanon Street                          7 Lebanon Street
   94        2  Yale Village Apartments                       1699 Yale Place
----------------------------------------------------------------------------------------------------------------------
   95        1  Baymeadows Business Center                    8226 Phillips Highway
   96        1  Cinco Ranch                                   22010-22140 Westheimer Parkway
   97        1  Cruse Market Place                            Neq Buford Highway (Georgia Highway 20) and Samples Road
   98        1  1600 Manor Drive                              1600 Manor Drive
   99        1  Southpoint Center                             4125 9th Street SW
----------------------------------------------------------------------------------------------------------------------
  100        1  75th & I-10 Commerceplex                      7310 West Roosevelt St
  101        1  Chaparral Plaza Retail Center                 7908 East Chaparral Rd
  102        1  Champion Forest CVS Center                    5603 F.M. 1960 West
  103        1  Village Commons At Wesley Chapel              5920 Weddington Monroe Road
  104        1  St Cloud West Publix Shopping Center          4401-4437 13th Street
----------------------------------------------------------------------------------------------------------------------
  105        1  Arrowhead Buildings 11 & 12                   6275 & 6295 S. Pearl St.
  106        2  The Boulevard Apartments                      2440 N Boulevard
  107        1  The Cascades At Isleworth                     4848- 4876 S. Apolka Vineland Road
  108        1  Pinnacle Peak Commerceplex 3                  23616 & 23606 North 19th Ave
  109        1  Commerce Office Center                        5200 Commerce Crossings Drive Center
----------------------------------------------------------------------------------------------------------------------
  110        1  Causeway Corporate Centre                     1800 SE 10Th Avenue
  111        1  Northgate Square Shopping Center              3939 Van Dyke Road
  112        1  Rivergate Plaza                               1101-93 SE Port St Lucie Blvd
  113        1  South Shore Harbour Shopping Center           2951 Marina Bay Drive
  114        1  Lyons Corporate Park                          6601 Lyons Road
----------------------------------------------------------------------------------------------------------------------
  115        1  Fairview Corporate Center                     600 South 56th Street
  116        1  Ravenstone Village Shopping Center            121 Sherron Road
  117        1  New Market Plaza                              980 South Main Street
  118        2  900 West 23rd Street Apartments               900 West 23rd Street
  119        1  Arrowhead Building 15                         3650 East Post Road
----------------------------------------------------------------------------------------------------------------------
  120        1  8 Essex Center Drive                          8 Essex Center Drive
  121        1  Sea Island Shopping Center                    1220 Ben Sawyer Boulevard
  122        1  Craig & Lamb Distribution Ctr - Bldg A        4390 Flossmoor Street
  123        2  Partridge Hill Apartments                     5 Valley View Blvd
  124        1  Montgomery Airpark Business Park              19200 &7600-20 Chennault Way Rickenbacker Drive
----------------------------------------------------------------------------------------------------------------------
  125        1  Holly Portfolio                               Various
  125A       1  Holly IV                                      44421 Airport Road
  125B       1  Holly I                                       44425 Airport Road
  126        1  Sav On Drugs                                  155 Pacific Coast Hwy
  127        1  20410 Century Boulevard                       20410 Century Blvd
----------------------------------------------------------------------------------------------------------------------
  128        1  Columbia II Industrial Building               9475 Gerwig Lane
  129        1  Blue Diamond Business Cntr-Bldg 1             8050 Arville Street
  130        1  Global Motorsport                             5855 Carbonmill Dr
  131        1  Columbia III Industrial Building              9520 Gerwig Lane
  132        1  Fishers Lane Commerce Center                  5609 Fishers Lane
----------------------------------------------------------------------------------------------------------------------
  133        1  Chart House Inc.                              2700 Stemmons Complex

                                                     INITIAL MORTGAGE    MONTHLY                 REMAINING       MATURITY OR
CONTROL                                                POOL BALANCE        DEBT     MORTGAGE      TERM TO        ANTICIPATED
  NO.              CITY             STATE     ZIP           ($)        SERVICE ($)  RATE (%)  MATURITY (MOS.)  REPAYMENT DATE
-----------------------------------------------------------------------------------------------------------------------------

   1     Portland                  OR         97205       120,433,338   950,023.81   8.10625               42         Various
   1A    Portland                  OR         97205        91,254,536   718,556.64   8.19167               47        6/1/2011
   1B    Portland                  OR         97205        29,178,803   231,467.17   7.85000               27       10/1/2009
   2     Algonquin                 IL         60102        95,880,566   559,990.66   5.40512               88       11/1/2014
   2A    Algonquin                 IL         60102        75,390,383   442,497.41   5.45000               88       11/1/2014
-----------------------------------------------------------------------------------------------------------------------------
   2B    Algonquin                 IL         60102        20,490,183   117,493.25   5.24000               88       11/1/2014
   3     Issaquah                  WA         98029        87,519,932   535,133.33   5.72000              102        1/1/2016
   4     Mclean                    VA         22102        61,516,439   357,301.58   5.20000               75       10/1/2013
   5     Irvine                    CA         92618        60,036,328   627,824.28   8.09000               45       4/13/2011
   6     Seattle                   WA         98101        54,300,000   248,422.50   5.49000               75       10/1/2013
-----------------------------------------------------------------------------------------------------------------------------
   7     West Des Moines           IA         50266        43,306,612   310,855.54   7.25000               77       12/1/2013
   7A    West Des Moines           IA         50266        13,821,612    99,211.75   7.25000               77       12/1/2013
   7B    West Des Moines           IA         50266        11,564,636    83,011.15   7.25000               77       12/1/2013
   7C    West Des Moines           IA         50266         5,682,737    40,790.78   7.25000               77       12/1/2013
   7D    West Des Moines           IA         50266         4,523,763    32,471.64   7.25000               77       12/1/2013
-----------------------------------------------------------------------------------------------------------------------------
   7E    West Des Moines           IA         50266         3,856,932    27,685.11   7.25000               77       12/1/2013
   7F    West Des Moines           IA         50266         3,856,932    27,685.11   7.25000               77       12/1/2013
   8     Boca Raton                FL         33431        38,000,000   215,759.82   5.50000              162       1/10/2021
   9     Concord                   CA         94520        37,947,396   302,227.25   7.20000               54        1/1/2012
   10    Arlington                 VA         22203        32,861,719   198,846.17   5.77000               54        1/1/2012
-----------------------------------------------------------------------------------------------------------------------------
   11    Boise                     ID         83702        29,771,104   175,791.94   5.55585               84        7/1/2014
   12    Santa Clarita             CA         91355        28,200,000   111,625.00   4.75000               27       10/1/2009
   13    Rockville                 MD         20850        25,291,440   145,025.72   5.34000               97       8/10/2015
   14    Denver                    CO         80231        24,448,216   140,382.70   5.40000              101      12/10/2015
   15    Cary                      NC         27511        23,198,144   170,868.33   7.34000               51      10/10/2011
-----------------------------------------------------------------------------------------------------------------------------
   16    Greenbelt                 MD         20770        22,806,623   142,256.54   6.13000               95       6/10/2015
  16A    Greenbelt                 MD         20770        11,473,937    71,128.27   6.13000               95       6/10/2015
  16B    Greenbelt                 MD         20770        11,332,686    71,128.27   6.13000               95       6/10/2015
   17    Herndon                   VA         20171        22,450,000   110,940.42   5.93000               89      12/10/2014
   18    Pasadena                  TX         77505        21,976,707   160,142.95   7.38000               63      10/10/2012
-----------------------------------------------------------------------------------------------------------------------------
   19    Las Vegas                 NV         89117        20,682,110   155,349.35   5.02000              195      10/10/2023
   20    Greenvale                 NY         10158        20,621,762   171,729.57   8.63000               38        9/1/2010
   21    Clifton                   VA         20124        20,600,000    90,260.83   5.25791               85       8/10/2014
   22    North Hills               CA         91343        20,582,064   160,408.05   6.05000               87      10/10/2014
   23    Waldorf                   MD         20602        20,218,799   114,924.41   5.17000               90       1/10/2015
-----------------------------------------------------------------------------------------------------------------------------
   24    Pacifica                  CA         94044        20,152,489   115,385.32   5.43000               82       5/10/2014
   25    Nashua                    NH         03060        19,983,839   113,051.20   5.33001               83       6/10/2014
   26    Charlotte                 NC         28273        19,708,512   113,934.11   5.44000               39      10/10/2010
   27    Snellville                GA         30078        19,305,174   146,727.72   7.69000               50       9/10/2011
   28    Irvine                    CA         92618        18,932,663   158,474.22   6.72000               17       12/1/2008
-----------------------------------------------------------------------------------------------------------------------------
   29    Chantilly                 VA         22151        18,873,937   131,268.40   6.85985               61       8/10/2012
   30    Mill Valley               CA         94941        18,000,000    84,900.00   5.66000               98        9/1/2015
   31    Birmingham And Thornbury  PA         19382        17,950,717   127,942.83   7.12000               62        9/1/2012
   32    Frederick                 MD         21701        17,775,997   112,027.34   5.22000              150       1/10/2020
   33    King Of Prussia           PA         19046        17,601,699   117,280.37   5.84000               65       12/1/2012
-----------------------------------------------------------------------------------------------------------------------------
   34    Houston                   TX         77005        17,367,716   105,802.76   5.60000               72       7/10/2013
   35    Jersey City               NJ         07320        17,127,806   112,913.06   5.72000               78       1/10/2014
   36    Tempe                     AZ         85284        16,497,615   115,551.39   6.90000               60       7/10/2012
   37    Various                   Various  Various        16,156,686    92,182.49   5.38412              101      12/10/2015
  37A    Burlington                NC         27215         9,000,000    51,352.17   5.42000              101      12/10/2015
-----------------------------------------------------------------------------------------------------------------------------
  37B    Columbia                  SC         29205         7,156,686    40,830.32   5.34000              101      12/10/2015
   38    Gaithersburg              MD         20878        16,150,000    70,637.50   5.24861               85       8/10/2014
   39    Palm Beach Gardens        FL         33418        16,022,310   104,231.13   5.73000               98       9/10/2015
   40    San Diego                 CA         92123        16,000,000    98,254.00   5.50000               90       1/10/2015
   41    Various                   NJ       Various        15,712,383    89,853.45   5.02000               75      10/10/2013
-----------------------------------------------------------------------------------------------------------------------------
 41.01   Paramus                   NJ         07652         7,160,954
 41.02   Saddle Brook              NJ         07662         6,118,096
 41.03   Maywood                   NJ         07607         2,433,334
   42    Charlotte                 NC         28226        15,624,104   103,674.75   6.59000              201       4/10/2024
   43    Bloomington               IN         47404        15,607,807    95,720.51   5.17000              102       1/10/2016
-----------------------------------------------------------------------------------------------------------------------------
   44    Chevy Chase               MD         20815        14,937,470   111,184.29   5.25000              203       6/10/2024
   45    Westminster               MD         21157        14,000,000    79,930.21   5.55000              105       4/10/2016
   46    Phoenix                   AZ         85027        13,916,335    83,014.20   5.39000               72       7/10/2013
   47    Henderson                 NV         89074        13,895,223    83,607.55   5.64000               84       7/10/2014
   48    Towson                    MD         21204        13,782,257    78,146.55   5.34000               82       5/10/2014
-----------------------------------------------------------------------------------------------------------------------------
   49    Novato                    CA         94947        13,695,743    73,211.13   4.47000               22       5/10/2009
   50    Westminster               CO         80031        13,501,308    83,937.07   6.00000               87      10/10/2014
   51    Various                   Various  Various        13,226,910    90,896.82   6.76000               65      12/10/2012
  51A    Westport                  CT         06880         5,125,427    35,222.52   6.76000               65      12/10/2012
  51B    Westport                  CT         06880         5,125,427    35,222.52   6.76000               65      12/10/2012
-----------------------------------------------------------------------------------------------------------------------------
  51C    Westfield                 NJ         07090         2,976,055    20,451.78   6.76000               65      12/10/2012
   52    Greenbelt                 MD         20770        13,096,105   113,697.82   7.06000               13        8/1/2008
   53    Las Vegas                 NV         89115        13,079,778    78,589.39   5.56000               79       2/10/2014
   54    Birmingham                AL         35209        13,056,136    96,742.23   7.38000               49       8/10/2011
   55    Boca Raton                FL         33487        12,614,956    74,630.27   5.60000              154       5/10/2020
-----------------------------------------------------------------------------------------------------------------------------
   56    Milwaukee                 WI         53211        12,600,000    72,970.00   5.68000              112      11/11/2016
   57    San Diego                 CA         92101        12,513,030    70,823.31   5.13000               90       1/10/2015
   58    White Plains              NY         10604        12,439,608    70,018.93   5.36000               90        1/1/2015
   59    Clayton                   MO         63105        12,402,051   190,977.50   9.15000               30        1/1/2010
   60    Accokeek                  MD         20607        12,399,450    71,545.11   5.22000               83       6/10/2014
-----------------------------------------------------------------------------------------------------------------------------
   61    Monrovia                  CA         91016        12,323,118    92,595.17   7.69000               60       7/10/2012
   62    Seattle                   WA         98102        12,273,613    73,742.62   5.85000               91       2/10/2015
   63    Rancho Cordova            CA         95670        12,205,792    71,825.31   5.50000               90       1/10/2015
  63A    Rancho Cordova            CA         95670         7,445,533    43,813.44   5.50000               90       1/10/2015
  63B    Rancho Cordova            CA         95670         4,760,259    28,011.87   5.50000               90       1/10/2015
-----------------------------------------------------------------------------------------------------------------------------
   64    Eagleville                PA         19403        12,125,756    97,165.58   7.12000               43       2/10/2011
   65    Springfield               VA         22150        12,043,062   100,198.75   7.71000               51      10/10/2011
   66    Rockville                 MD         20852        11,402,405    79,017.56   6.89000               68       3/10/2013
   67    Las Vegas                 NV         89118        11,149,184    63,383.73   5.21000               93       4/10/2015
   68    Utica                     NY         13502        11,133,317    62,611.57   5.32000               99      10/10/2015
-----------------------------------------------------------------------------------------------------------------------------
   69    Washington                DC         20003        11,000,000    60,286.36   5.18000               99      10/10/2015
   70    Rosedale                  MD         21237        10,783,060    63,913.77   5.71000              162       1/10/2021
  70A    Rosedale                  MD         21237         5,749,528    34,078.82   5.71000              162       1/10/2021
  70B    Rosedale                  MD         21237         5,033,532    29,834.95   5.71000              162       1/10/2021
   71    Burke                     VA         22015        10,704,724    61,073.09   5.43000               85       8/10/2014
-----------------------------------------------------------------------------------------------------------------------------
   72    Scottsdale                AZ         85260        10,624,060    65,081.33   5.67000               73       8/10/2013
   73    Las Vegas                 NV         89118        10,609,979    76,123.00   6.98000               47       6/10/2011
   74    Newport News              VA         23606        10,523,264    75,059.78   7.18000               66       1/10/2013
   75    Urbandale                 IA         50322        10,405,626    82,639.33   8.25000               53       12/1/2011
   76    Phoenix                   AZ         85085        10,364,588    63,977.71   6.12000               93       4/10/2015
-----------------------------------------------------------------------------------------------------------------------------
   77    San Gabriel               CA         91776        10,171,673    63,935.21   6.19000               94       5/10/2015
   78    Issaquah                  WA         98027        10,105,944    77,745.81   6.90000               60       7/10/2012
   79    Las Vegas                 NV         89119        10,062,811    61,485.02   5.63000               72       7/10/2013
   80    Wilmington                DE         19803         9,912,351    71,813.67   5.43000               97       8/10/2015
   81    Las Vegas                 NV         89120         9,719,982    57,949.40   5.55000               84       7/10/2014
-----------------------------------------------------------------------------------------------------------------------------
   82    Perrysburg                OH         43551         9,685,492    60,728.72   6.12000               90       1/10/2015
   83    Peoria                    AZ         85382         9,433,536    53,450.21   5.14000               90       1/10/2015
   84    Rockledge                 FL         32955         9,352,744    54,407.95   5.39000               90       1/10/2015
   85    Latham                    NY         12110         9,180,717    79,079.36   5.00000              159      10/10/2020
   86    Houston                   TX         77062         9,121,266    59,808.83   5.51000               83       6/10/2014
-----------------------------------------------------------------------------------------------------------------------------
   87    Tampa                     FL         33626         9,030,510    57,836.55   5.52000              132       7/10/2018
   88    Gainesville               FL         32608         9,000,000    51,101.01   5.50000              109       8/11/2016
   89    Tampa                     FL       Various         8,597,410    64,726.22   5.61000              208      11/10/2024
  89A    Tampa                     FL         33634         5,093,908    38,349.85   5.61000              208      11/10/2024
  89B    Tampa                     FL         33625         3,503,502    26,376.37   5.61000              208      11/10/2024
-----------------------------------------------------------------------------------------------------------------------------
   90    Mt. Pleasant              SC         29464         8,579,101    64,325.95   7.64000               58       5/10/2012
   91    Las Vegas                 NV         89119         8,413,497    48,313.95   5.00000                9       4/10/2008
   92    Las Vegas                 NV         89120         8,407,061    52,530.35   6.12000               93       4/10/2015
   93    Hanover                   NH         03755         8,292,372    59,138.81   7.10000               60       7/10/2012
   94    Rockville                 MD         20850         8,274,065    59,197.33   4.96000              209      12/10/2024
-----------------------------------------------------------------------------------------------------------------------------
   95    Jacksonville              FL         32216         8,250,723    63,170.49   7.83000               54       1/10/2012
   96    Katy                      TX         77450         8,217,389    50,059.69   5.60000               72       7/10/2013
   97    Cumming                   GA         30041         8,215,878    56,319.21   5.77000               72       7/10/2013
   98    Chalfont                  PA         18914         8,133,290    45,280.70   5.25000               65      12/10/2012
   99    Vero Beach                FL         32968         8,092,568    53,947.35   5.72000               84       7/10/2014
-----------------------------------------------------------------------------------------------------------------------------
  100    Phoenix                   AZ         85043         8,003,858    56,060.04   6.90000               60       7/10/2012
  101    Scottsdale                AZ         85250         7,914,033    44,377.96   5.18000              101      12/10/2015
  102    Houston                   TX         77066         7,820,000    43,667.95   5.35000              104       3/10/2016
  103    Wesley Chapel             NC         28104         7,712,493    47,707.18   5.95000               87      10/10/2014
  104    St Cloud                  FL         34769         7,661,745    47,450.92   5.90000               82       5/10/2014
-----------------------------------------------------------------------------------------------------------------------------
  105    Las Vegas                 NV         89120         7,651,245    53,590.29   6.90000               60       7/10/2012
  106    Houston                   TX         77098         7,600,000    44,981.16   5.88000               98       9/10/2015
  107    Orlando                   FL         34786         7,187,957    47,353.89   5.65000              207      10/10/2024
  108    Phoenix                   AZ         85085         7,075,048    38,811.62   5.16000              105       4/10/2016
  109    Louisville                KY         40229         6,861,107    72,837.14   7.70000               73       8/10/2013
-----------------------------------------------------------------------------------------------------------------------------
  110    Ft Lauderdale             FL         33316         6,801,740    41,295.87   5.85000               94       5/10/2015
  111    Tampa                     FL         33549         6,784,508    45,440.76   5.64000               78       1/10/2014
  112    Port St Lucie             FL         34952         6,762,674    39,872.90   5.66000              162       1/10/2021
  113    League City               TX         77573         6,562,988    42,840.31   5.32000               77      12/10/2013
  114    Coconut Creek             FL         33073         6,504,097    49,377.13   7.59000               44       3/10/2011
-----------------------------------------------------------------------------------------------------------------------------
  115    Chandler                  AZ         85226         6,193,968    38,330.10   5.99000               90       1/10/2015
  116    Durham                    NC         27703         6,179,220    37,552.19   5.80000               89      12/10/2014
  117    Kernersville              NC         27284         5,970,787    34,077.39   5.32000               99      10/10/2015
  118    Austin                    TX         78705         5,907,738    43,884.60   4.91000              196      11/10/2023
  119    Las Vegas                 NV         89120         5,716,571    40,039.60   6.90000               60       7/10/2012
-----------------------------------------------------------------------------------------------------------------------------
  120    Peabody                   MA         01960         5,417,902    44,994.86   7.81000               44       3/10/2011
  121    Mount Pleasant            SC         29464         5,378,092    44,222.45   7.47000               48       7/10/2011
  122    Las Vegas                 NV         89115         4,929,841    28,244.78   5.32000               79       2/10/2014
  123    North Greenbush           NY         12144         4,837,135    41,121.27   5.00000              162       1/10/2021
  124    Gaithersburg              MD         20879         4,767,249    30,644.68   5.48000               92       3/10/2015
-----------------------------------------------------------------------------------------------------------------------------
  125    California                MD         20619         4,759,412    29,969.00   5.85000               66       1/10/2013
  125A   California                MD         20619         3,337,210    21,013.70   5.85000               66       1/10/2013
  125B   California                MD         20619         1,422,203     8,955.30   5.85000               66       1/10/2013
  126    Hermosa Beach             CA         90254         4,626,679    26,611.64   5.23000               50       9/10/2011
  127    Germantown                MD         20874         4,490,101    31,934.52   7.00000               55       2/10/2012
-----------------------------------------------------------------------------------------------------------------------------
  128    Columbia                  MD         21046         4,324,438    24,789.82   5.43000              165       4/10/2021
  129    Las Vegas                 NV         89139         4,283,463    24,982.72   5.50000               97       8/10/2015
  130    South Bend                IN         46628         3,801,484    36,094.19   7.59000               54       1/10/2012
  131    Columbia                  MD         21046         3,538,177    20,282.58   5.43000              165       4/10/2021
  132    Rockville                 MD         20852         2,926,218    16,808.49   5.38000               99      10/10/2015
-----------------------------------------------------------------------------------------------------------------------------
  133    Dallas                    TX         75207           447,310    15,983.31  10.00000               32        3/1/2010

           REMAINING   INTEREST  ADMINISTRATIVE                                     CROSS
CONTROL  AMORTIZATION   ACCRUAL       COST       GROUND                        COLLATERALIZED
  NO.     TERM (MOS.)    BASIS      RATE (%)      LEASE  DEFEASANCE  ARD LOAN    GROUPS (1)
---------------------------------------------------------------------------------------------

   1              290  30/360           0.02090  No      No          No        Yes-A
   1A             297  30/360           0.02090  No      No          No        Yes-A
   1B             267  30/360           0.02090  No      No          No        Yes-A
   2              328  30/360           0.02090  No      No          No        Yes-B
   2A             328  30/360           0.02090  No      No          No        Yes-B
---------------------------------------------------------------------------------------------
   2B             329  30/360           0.02090  No      No          No        Yes-B
   3              318  30/360           0.02090  No      No          No        No
   4              314  30/360           0.02090  No      No          No        No
   5              154  30/360           0.02090  No      No          No        No
   6                0  30/360           0.02090  No      No          No        No
---------------------------------------------------------------------------------------------
   7              306  30/360           0.02090  No      No          No        Yes-C
   7A             306  30/360           0.02090  No      No          No        Yes-C
   7B             306  30/360           0.02090  No      No          No        Yes-C
   7C             306  30/360           0.02090  No      No          No        Yes-C
   7D             306  30/360           0.02090  No      No          No        Yes-C
---------------------------------------------------------------------------------------------
   7E             306  30/360           0.02090  No      No          No        Yes-C
   7F             306  30/360           0.02090  No      No          No        Yes-C
   8              360  30/360           0.02090  Yes     No          No        No
   9              234  30/360           0.02090  No      No          No        No
   10             330  30/360           0.02090  No      No          No        No
---------------------------------------------------------------------------------------------
   11             334  30/360           0.02090  No      No          No        No
   12               0  30/360           0.02090  No      No          No        No
   13             337  30/360           0.04090  No      No          No        No
   14             341  30/360           0.02090  No      No          No        No
   15             291  30/360           0.02090  No      Yes         No        No
---------------------------------------------------------------------------------------------
   16             336  30/360           0.02090  No      No          No        Yes-I
  16A             341  30/360           0.02090  No      No          No        Yes-I
  16B             330  30/360           0.02090  No      No          No        Yes-I
   17               0  30/360           0.04090  No      No          No        No
   18             303  30/360           0.02090  No      Yes         No        No
---------------------------------------------------------------------------------------------
   19             195  30/360           0.04090  No      No          No        No
   20             278  30/360           0.02090  Yes     No          No        No
   21               0  30/360           0.04090  No      No          No        No
   22             207  30/360           0.02090  No      No          No        No
   23             330  30/360           0.02090  No      No          No        No
---------------------------------------------------------------------------------------------
   24             346  30/360           0.02090  No      Yes         No        No
   25             347  30/360           0.02090  No      Yes         No        No
   26             339  30/360           0.02090  No      No          No        No
   27             290  30/360           0.02090  No      Yes         No        No
   28             198  30/360           0.02090  No      No          No        No
---------------------------------------------------------------------------------------------
   29             303  30/360           0.02090  No      No          No        No
   30               0  30/360           0.02090  No      No          No        No
   31             302  30/360           0.02090  No      No          No        No
   32             270  30/360           0.02090  No      No          No        No
   33             270  30/360           0.02090  No      No          No        No
---------------------------------------------------------------------------------------------
   34             312  30/360           0.02090  No      No          No        No
   35             270  30/360           0.02090  No      Yes         No        No
   36             300  30/360           0.02090  No      No          No        No
   37             345  30/360           0.02090          No          No        Yes-H
  37A             348  30/360           0.02090  No      No          No        Yes-H
---------------------------------------------------------------------------------------------
  37B             341  30/360           0.02090  Yes     No          No        Yes-H
   38               0  30/360           0.04090  No      No          No        No
   39             278  30/360           0.04090  No      Yes         No        No
   40             300  30/360           0.02090  No      No          No        No
   41             315  30/360           0.02090          Yes         No        No
---------------------------------------------------------------------------------------------
 41.01                                           No      Yes         No        No
 41.02                                           No      Yes         No        No
 41.03                                           Yes     Yes         No        No
   42             321  30/360           0.02090  No      Yes         No        No
   43             282  30/360           0.02090  No      No          No        No
---------------------------------------------------------------------------------------------
   44             203  30/360           0.02090  No      No          No        No
   45             360  30/360           0.04090  No      No          No        No
   46             312  30/360           0.02090  No      No          No        No
   47             324  30/360           0.02090  No      No          No        No
   48             346  30/360           0.02090  No      Yes         No        No
---------------------------------------------------------------------------------------------
   49             321  30/360           0.02090  No      No          No        No
   50             327  30/360           0.02090  No      No          No        No
   51             305  30/360           0.02090  No      Yes         No        Yes-D
  51A             305  30/360           0.02090  No      Yes         No        Yes-D
  51B             305  30/360           0.02090  No      Yes         No        Yes-D
---------------------------------------------------------------------------------------------
  51C             305  30/360           0.02090  No      Yes         No        Yes-D
   52             193  30/360           0.02090  No      No          No        No
   53             319  30/360           0.02090  No      No          No        No
   54             289  30/360           0.02090  No      No          No        No
   55             334  30/360           0.02090  No      No          No        No
---------------------------------------------------------------------------------------------
   56             360  30/360           0.02090  No      No          No        No
   57             330  30/360           0.02090  No      No          No        No
   58             354  30/360           0.02090  No      No          No        No
   59              90  30/360           0.02090  No      No          No        No
   60             323  30/360           0.02090  No      No          No        No
---------------------------------------------------------------------------------------------
   61             300  30/360           0.02090  No      No          No        No
   62             343  30/360           0.02090  No      No          No        No
   63             330  30/360           0.02090  No      No          No        Yes-J
  63A             330  30/360           0.02090  No      No          No        Yes-J
  63B             330  30/360           0.02090  No      No          No        Yes-J
---------------------------------------------------------------------------------------------
   64             228  30/360           0.02090  No      No          No        No
   65             238  30/360           0.02090  No      Yes         No        No
   66             308  30/360           0.02090  No      No          No        No
   67             333  30/360           0.04090  No      No          No        No
   68             351  30/360           0.02090  No      Yes         No        No
---------------------------------------------------------------------------------------------
   69             360  30/360           0.02090  Yes     No          No        No
   70             342  30/360           0.04090  No      Yes         No        Yes-G
  70A             342  30/360           0.04090  No      Yes         No        Yes-G
  70B             342  30/360           0.04090  No      Yes         No        Yes-G
   71             349  30/360           0.02090  Yes     Yes         No        No
---------------------------------------------------------------------------------------------
   72             313  30/360           0.02090  No      Yes         No        No
   73             287  30/360           0.02090  No      No          No        No
   74             306  30/360           0.02090  No      No          No        No
   75             293  30/360           0.02090  No      No          No        No
   76             344  30/360           0.04090  No      No          No        No
---------------------------------------------------------------------------------------------
   77             334  30/360           0.02090  Yes     Yes         No        No
   78             240  30/360           0.02090  No      Yes         No        No
   79             312  30/360           0.02090  Yes     No          No        No
   80             217  30/360           0.02090  No      No          No        No
   81             324  30/360           0.02090  No      No          No        No
---------------------------------------------------------------------------------------------
   82             330  30/360           0.02090  No      No          No        No
   83             330  30/360           0.02090  No      Yes         No        No
   84             330  30/360           0.02090  No      No          No        No
   85             159  30/360           0.02090  No      No          No        No
   86             263  30/360           0.02090  No      No          No        No
---------------------------------------------------------------------------------------------
   87             276  30/360           0.04090  No      Yes         No        No
   88             360  30/360           0.02090  No      Yes         No        No
   89             208  30/360           0.04090  No      No          No        Yes-E
  89A             208  30/360           0.04090  No      No          No        Yes-E
  89B             208  30/360           0.04090  No      No          No        Yes-E
---------------------------------------------------------------------------------------------
   90             298  30/360           0.02090  No      No          No        No
   91             311  30/360           0.02090  No      No          No        No
   92             333  30/360           0.04090  No      No          No        No
   93             300  30/360           0.02090  No      No          No        No
   94             209  30/360           0.02090  No      No          No        No
---------------------------------------------------------------------------------------------
   95             294  30/360           0.04090  No      No          No        No
   96             312  30/360           0.02090  No      No          No        No
   97             260  30/360           0.02090  No      Yes         No        No
   98             353  30/360           0.02090  No      No          No        No
   99             264  30/360           0.04090  No      Yes         No        No
---------------------------------------------------------------------------------------------
  100             300  30/360           0.02090  No      No          No        No
  101             341  30/360           0.02090  No      Yes         No        No
  102             360  30/360           0.02090  No      No          No        No
  103             327  30/360           0.02090  No      Yes         No        No
  104             322  30/360           0.04090  No      Yes         No        No
---------------------------------------------------------------------------------------------
  105             300  30/360           0.02090  No      No          No        No
  106             360  30/360           0.02090  No      No          No        No
  107             267  30/360           0.04090  No      No          No        No
  108             357  30/360           0.04090  No      No          No        No
  109             145  30/360           0.02090  No      Yes         No        No
---------------------------------------------------------------------------------------------
  110             334  30/360           0.02090  No      Yes         No        No
  111             258  30/360           0.04090  No      Yes         No        No
  112             342  30/360           0.04090  No      Yes         No        No
  113             257  30/360           0.02090  No      No          No        No
  114             284  30/360           0.02090  No      Yes         No        No
---------------------------------------------------------------------------------------------
  115             330  30/360           0.04090  No      No          No        No
  116             329  30/360           0.02090  No      Yes         No        No
  117             339  30/360           0.02090  No      No          No        No
  118             196  30/360           0.02090  No      No          No        No
  119             300  30/360           0.02090  No      No          No        No
---------------------------------------------------------------------------------------------
  120             236  30/360           0.02090  No      Yes         No        No
  121             228  30/360           0.02090  No      No          No        No
  122             336  30/360           0.02090  No      No          No        No
  123             162  30/360           0.02090  No      No          No        No
  124             272  30/360           0.02090  No      No          No        No
---------------------------------------------------------------------------------------------
  125             306  30/360           0.02090  No      Yes         No        Yes-F
  125A            306  30/360           0.02090  No      Yes         No        Yes-F
  125B            306  30/360           0.02090  No      Yes         No        Yes-F
  126             326  30/360           0.04090  No      Yes         No        No
  127             295  30/360           0.02090  No      Yes         No        No
---------------------------------------------------------------------------------------------
  128             345  30/360           0.04090  No      No          No        No
  129             337  30/360           0.02090  Yes     Yes         No        No
  130             174  30/360           0.02090  No      No          No        No
  131             345  30/360           0.04090  No      No          No        No
  132             339  30/360           0.02090  No      No          No        No
---------------------------------------------------------------------------------------------
  133              30  30/360           0.02090  No      No          No        No

                                    EXHIBIT B

                    REPRESENTATIONS AND WARRANTIES REGARDING
                            INDIVIDUAL MORTGAGE LOANS

          Except as set forth on the schedule of exceptions attached hereto as
Schedule I, the Seller hereby represents and warrants to the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or such other date specified in the particular representation and warranty (the heading set forth herein with respect to each representation and warranty being for the convenience of reference only and in no way limiting, expanding or otherwise affecting the scope or subject matter thereof), that:

     (1) Mortgage Loan Schedule. The information set forth in the Mortgage Loan
Schedule is true and correct in all material respects as of the date of this
Agreement and as of the Cut-Off Date.

     (2) Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances.
Upon the consummation of the transactions contemplated by this Agreement, the
Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage
Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. None of the Mortgage Loan documents restricts the Seller's right to transfer the
Mortgage Loan to the Purchaser or to the Trustee.

     (3) Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-Off Date, and no
Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-Off Date.

     (4) Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy, (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or (d), individually or in the aggregate, materially interferes with the security intended to be provided by such
Mortgage, the marketability or current use or operation of the Mortgaged
Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt and (e) if such Mortgage
Loan is cross-collateralized with any other Mortgage Loan, the lien of the
Mortgage for such other Mortgage Loan (the foregoing items (a) through (e) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such

                                       B-1

Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related
Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated and a Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

     (5) Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as a part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage
Loan, the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

     (6) Mortgage Status; Waivers and Modifications. Except by a written instrument, any of which are included in the related Mortgage File, no Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such
Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule A to Exhibit 2), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any
Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File and none of the Mortgage Loans has been materially modified since July 31, 2007.

     (7) Condition of Property; Condemnation. With respect to (i) the Mortgaged
Properties securing the Mortgage Loans that were the subject of an engineering report issued after the first day of the month that is 18 months prior to the
Closing Date as set forth on Schedule A to this Exhibit 2, each Mortgaged
Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established based on the engineering report) that would materially and adversely affect its value as security for the related Mortgage Loan and (ii) the Mortgaged Properties securing the Mortgage
Loans that were not the subject of an engineering report 18 months prior to the
Closing Date

                                       B-2

as set forth on Schedule A to this Exhibit 2, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each
Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage
Loan as of the date hereof. The Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the
Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's Title Policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

     (8) Title Insurance. Each Mortgaged Property is covered by an American Land
Title Association (or a comparable form as adopted in the applicable jurisdiction) lender's title insurance policy, a pro forma policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal.
Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Encumbrances. Each
Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy.
Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located. Such Title Policy contains no exclusion for, or it affirmatively insures access to a public road.

     (9) No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto.
With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement that must be satisfied as a condition to disbursements of any funds escrowed for such purpose have been complied with on or before the Closing Date, or any such funds so escrowed have not been released.

     (10) Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage
Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

     (11) Trustee under Deed of Trust. If any Mortgage is a deed of trust, (1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (2) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related
Mortgagor or in connection

                                       B-3

with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

     (12) Environmental Conditions. An environmental site assessment, or an update of a previous such report (which update may have been performed pursuant to a database update), was performed with respect to each Mortgaged Property in connection with the origination or the acquisition of the related Mortgage Loan, or in connection with the sale of the related Mortgage Loan by the Seller hereunder, such report and/or update of such report (an "Environmental Report")
has been delivered to the Purchaser, and there is no material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged
Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated or (iii) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan. In connection with the origination of each Mortgage Loan, each environmental consultant has represented in such Environmental Report or in a supplement letter that the environmental assessment of the applicable Mortgaged
Property was conducted utilizing generally accepted Phase I industry standards using the American Society for Testing and Materials (ASTM) standards.

     "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance, material or waste as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of
     1980, as amended (42 U.S.C. Sections 9601 et seq.), the Hazardous Materials
     Transportation Act as amended (42 U.S.C. Sections 6901 et seq.), the
     Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901 et seq.), the Federal Water Pollution Control Act as amended (33 U.S.C.
     Sections 1251 et seq.), the Clean Air Act as amended (42 U.S.C. Sections
     1251 et seq.) and any regulations promulgated pursuant thereto.

     (13) Loan Document Status. Each Mortgage Note, Mortgage, Assignment of
Leases and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity
(regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage
Note, Mortgage or other agreement, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

     (14) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike,

                                       B-4

civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against with respect to similarly situated properties in the locality of the
Mortgaged Property (so-called "All Risk" coverage) in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the improvements located at the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the
Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the
Federal Emergency Management Agency requires flood insurance to be maintained);
and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, for properties of similar types and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related
Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or (c) to the reduction of the principal amount of the Mortgage Loan. For each Mortgaged Property located in a Zone 3 or
Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than 20% was prepared, based on a 450- or 475-year lookback with a 10%
probability of exceedance in a 50-year period, in connection with the origination of the Mortgage Loan secured by such Mortgaged Property or (ii) the improvements for the Mortgaged Property are insured against earthquake damage.

     (15) Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent or unpaid until the date on which interest or penalties would be first payable thereon.

     (16) Mortgagor Bankruptcy. No Mortgagor is, to the Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding.

     (17) Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a
Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property
(the "Fee Interest"), and as to such Ground Leases:

          (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does

                                       B-5

     not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage
     Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

          (b) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related
     Mortgage, other than Permitted Encumbrances;

          (c) The Mortgagor's interest in such Ground Lease is assignable to the
     Purchaser and the Trustee as its assignee upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

          (d) Such Ground Lease is in full force and effect, and the Ground
     Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

          (e) Such Ground Lease, or an estoppel letter or other agreement, (A)
     requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

          (f) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground
     Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

          (g) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

          (h) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either
     (A) to the repair or restoration of all or part of the related Mortgaged
     Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B)
     to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

                                       B-6

          (i) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related
     Mortgage;

          (j) Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding; and

          (k) Such Ground Lease may not be amended or modified or any such amendment or modification will not be effective against the mortgagee without the prior written consent of the mortgagee under such Mortgage
     Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns; provided, however, that termination or cancellation without such consent may be binding on the mortgagee if (i)
     an event of default occurs under the Ground Lease, (ii) notice is provided to the mortgagee and (iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

     (18) Escrow Deposits. All escrow deposits and payments relating to each
Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

     (19) LTV Ratio. The gross proceeds of each Mortgage Loan to the related
Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated, at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date, at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the
Mortgaged Properties securing such cross-collateralized Mortgage Loans); or (b)
substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property that served as the only security for such
Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section
1.860G-2(a)(1)(ii)).

     (20) Mortgage Loan Modifications. Any Mortgage Loan that was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under
Section 1001 of the Code either (a) was modified as a result of the default under such Mortgage Loan or under circumstances that made a default reasonably foreseeable or (b) satisfies the provisions of either clause (a)(i) of paragraph
19 (substituting the date of the last such modification for the date the
Mortgage Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

     (21) Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of

                                      B-7

the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

     (22) No Mechanics' Liens. Each Mortgaged Property (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, except, in each case, for liens insured against by the Title Policy referred to herein, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

     (23) Compliance with Laws. Except as otherwise specifically disclosed in an exception on Schedule A attached hereto to another representation and warranty made by the seller in this Exhibit 2, at origination, each Mortgage Loan complied with all applicable federal, state and local statutes and regulations.
Each Mortgage Loan complied with (or is exempt from) all applicable usury laws in effect at its date of origination.

     (24) Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

     (25) Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan or in connection with the defeasance provisions of the related Note and Mortgage. The Mortgages relating to those Mortgage Loans identified on Schedule A hereto require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a release price and prepayment consideration in connection therewith. Except as described in the first sentence hereof and for those Mortgage Loans identified on Schedule
A, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Mortgagor to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such
Mortgage Loan within the meaning of Treas. Reg. Section 1.860G-2(b)(2) and (b)
would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code. The loan documents require the related Mortgagor to bear the cost of such opinion.

     (26) No Equity Participation or Contingent Interest. No Mortgage Loan
contains any equity participation by the lender or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

     (27) No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the
Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property;
provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that

                                      B-8

specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller elsewhere in this Exhibit 2 or the exceptions listed in Schedule A attached hereto.

     (28) Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each
Mortgaged Property in connection with the origination of the related Mortgage
Loan.

     (29) Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related Mortgage Loan by the Seller hereunder.

     (30) Junior Liens. None of the Mortgage Loans permits the related Mortgaged
Property to be encumbered by any lien (other than a Permitted Encumbrance)
junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien (other than a
Permitted Encumbrance) junior to the lien of the related Mortgage except for cases involving other Mortgage Loans.

     (31) Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related
Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

     (32) Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

     (33) Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related
Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related
Mortgaged Property as it was then operated.

     (34) Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the
Purchaser.

     (35) Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior

                                      B-9

written consent of the holder of the Mortgage, the property subject to the
Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered by a junior mortgage or deed of trust; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the
Mortgagor's satisfaction of certain conditions precedent.

     (36) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage
Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person (and the
Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

     (37) REMIC Eligibility. Each Mortgage Loan is a "qualified mortgage" as such term is defined in Section 860G(a)(3) of the Code (without regard to
Treasury Regulations Section 1.860G-2(f)(2), which treats certain defective mortgage loans as qualified mortgages).

     (38) Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans of the Seller.

     (39) [Reserved].

     (40) Single Purpose Entity. The Mortgagor on each Mortgage Loan with a
Cut-Off Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a
"Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents or the related Mortgage Loan documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in, and operation of, such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related
Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

     (41) Defeasance and Assumption Costs. The related Mortgage Loan documents provide that the related Mortgagor is responsible for the payment of all reasonable costs and expenses of the Lender incurred in connection with (i) the defeasance of such Mortgage Loan and the release of the related Mortgaged
Property, and (ii) the approval of an assumption of such Mortgage Loan.

     (42) Defeasance. No Mortgage Loan provides that it can be defeased until a date that is more than two years after the Closing Date or provides that it can be defeased with any property other than

                                      B-10

government securities (as defined in Section 2(a)(16) of the Investment Company
Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

     (43) Authorized to do Business. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged
Property is located at all times when it originated and held the Mortgage Loan.

     (44) Terrorism Insurance. With respect to each Mortgage Loan that has a
Stated Principal Balance as of the Cut-Off Date that is greater than or equal to
$20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy does not, as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability or commercially reasonable cost, or as otherwise indicated on Schedule A.

     (45) Operating Statements and Rent Rolls. In the case of each Mortgage
Loan, the related Mortgage Loan documents require the related Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage
Loan operating statements and rent rolls not less frequently than annually
(except if the Mortgage Loan has an outstanding principal balance of less than or equal to $3,500,000 as of the Cut-Off Date or the related Mortgaged Property has only one tenant, in either of which cases, the Mortgage Loan documents require the Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and (if there is more than one tenant) rent rolls and/or financial statements of the Mortgagor annually), and such other information as may be required therein.

     (46) Appraisal. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions
Reform, Recovery and Enforcement Act of 1989 or the requirements of the "Uniform
Standards of Professional Appraisal Practice" as adopted by the Appraisal
Standards Board of the Appraisal Foundation, each, as in effect on the date such
Mortgage Loan was originated.

                                      B-11

                                   SCHEDULE I

                 TIAA SEASONED COMMERCIAL MORTGAGE TRUST 2007-C4

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

Exception to representation 6 - Mortgage Status; Waivers and Modifications

ANNEX A-1
CONTROL #              MORTGAGE LOAN(S)                          DESCRIPTION OF EXCEPTION
---------   -------------------------------------   --------------------------------------------------

     1      1000/Fox Portfolio                      With respect to the cross-collateralized and
                                                    cross-defaulted mortgage loans listed to the left
                                                    and identified on the Mortgage Loan Schedule as
                                                    the Fox Tower Mortgage Loan and 1000 Broadway
                                                    Mortgage Loan, which mortgage loans are secured by
                                                    the Fox Tower Mortgaged Property and 1000 Broadway
                                                    Mortgaged Property, the second mortgage
                                                    encumbering the 1000 Broadway Mortgaged Property
                                                    (which second mortgage provides additional
                                                    security for the Fox Tower Mortgage Loan) was
                                                    modified after July 31, 2007 to add a provision to
                                                    the effect that notwithstanding anything to the
                                                    contrary contained in such second mortgage, upon
                                                    repayment in full of the 1000 Broadway Mortgage
                                                    Loan and the satisfaction of all other obligations
                                                    of the related borrower set forth in the related
                                                    loan documents, the 1000 Broadway Mortgaged
                                                    Property shall be released from the lien of such
                                                    second mortgage.

     5      Airtouch Spectrum Campus                The related loan documents were amended after July
    28      Alton Corporate Center                  31, 2007 to remove the requirement that the
                                                    related borrower deliver its annual financial
                                                    statements and certificate as to net worth to
                                                    lender.

     7      Regency Portfolio                       The related promissory notes were amended after
                                                    July 31, 2007 to correct the original principal
                                                    amounts stated therein.

     9      Concord Airport Plaza                   An incorrect signature page to an amendment to the
                                                    related mortgage was replaced with the correct
                                                    signature page after July 31, 2007.

    33      2200 Renaissance                        Certain conditions for granting lender consent to
                                                    the substitution of the related mortgaged real
                                                    property by the borrower were waived by the Seller
                                                    after July 31, 2007 as follows: (i) with respect
                                                    to the requirements of section 12.4(a) of the
                                                    related mortgage ("Lender determines that (i) the
                                                    proposed Substitute Property is of comparable
                                                    quality and utility as the Property, and (ii) the
                                                    proposed Substitute Property has an fair market
                                                    value, as evidenced to Lender's satisfaction, of
                                                    no less than the fair market value of the Property

                                      B-12

                                                    without impairment as of the date of recordation
                                                    of this Mortgage"), the Seller notified the
                                                    borrower that the requirements of such section
                                                    would be deemed satisfied if the proposed
                                                    substitute property is an office property and the
                                                    borrower delivers to lender at the time of the
                                                    proposed substitution an appraisal (which
                                                    appraisal satisfies the guidelines in Title XI of
                                                    the Financial Institutions Reform, Recovery and
                                                    Enforcement Act of 1989 or the requirements of the
                                                    "Uniform Standards of Professional Appraisal
                                                    Practice" as adopted by the Appraisal Standards
                                                    Board of the Appraisal Foundation) that shows an
                                                    appraised value with respect to the substitute
                                                    property that is no less than the appraised value
                                                    of the mortgaged real property as of the date of
                                                    recordation of the related mortgage and (ii) the
                                                    Seller waived the requirements of section 12.4(b)
                                                    of the related mortgage ("Any such substitution
                                                    will be on terms and conditions acceptable to
                                                    Lender, including Lender's standard due diligence
                                                    requirements and will be subject to Lender's
                                                    internal approval process").

Exception to representation 12 - Environmental Conditions

ANNEX A-1
CONTROL #              MORTGAGE LOAN(S)                          DESCRIPTION OF EXCEPTION
---------   -------------------------------------   --------------------------------------------------

   133      Chart House Inc                         The related loan documents do not specifically
                                                    require the related borrower to comply with all
                                                    applicable federal, state and local environmental
                                                    laws and regulations (other than a general
                                                    requirement that the borrower comply with all
                                                    applicable federal, state and local laws with
                                                    respect to the mortgaged real property).

Exception to representation 14 - Insurance

ANNEX A-1
CONTROL #              MORTGAGE LOAN(S)                          DESCRIPTION OF EXCEPTION
---------   -------------------------------------   --------------------------------------------------

     2      Algonquin Portfolio                     The related loan documents do not expressly
     3      Sammamish Parkplace                     authorize the lender to maintain insurance with
     6      One Convention Place                    respect to the related mortgaged real property at
     9      Concord Airport Plaza                   the related borrower's cost and expense.

    45      Westminster Crossing West Shopping      Insurance coverage against acts of terrorism is
            Cntr                                    not in place.
    50      Westfield Village Shopping Center
            Store#2160
    57      Entrada Apartments
    64      2750 Monroe Blvd. (Quest)
    72      Mcdowell Mountain Marketplace
    84      Fountain Villas Apartments
    88      Shoppes of Williston Road

                                      B-13

    91      Sierra Health Services
   109      Commerce Office Center
   110      Causeway Corporate Centre
   111      Northgate Square Shopping Center
   113      South Shore Harbour Shopping Center
   118      900 West 23rd Street Apartments
   126      Sav On Drugs
   130      Global Motorsport

   34       Plaza in the Park                       No windstorm insurance is in place.
   39       Mirasol Walk Shopping Cntr.
   86       Bay Pointe Space Center
   87       Publix at Westchase
   95       Baymeadows Business Center
   102      Champion Forest CVS Center
   107      The Cascades at Isleworth
   111      Northgate Square Shopping Center
   121      Sea Island Shopping Center

Exception to representation 15 - Taxes and Assessments

ANNEX A-1
CONTROL #              MORTGAGE LOAN(S)                          DESCRIPTION OF EXCEPTION
---------   -------------------------------------   --------------------------------------------------

    50      Westfield Village Shopping Center       Real estate taxes with respect to the mortgaged
            Store#2160                              real property are currently delinquent and due in
                                                    the amount of $15.99.

Exception to representation 17 - Leasehold Estate

ANNEX A-1
CONTROL #              MORTGAGE LOAN(S)                          DESCRIPTION OF EXCEPTION
---------   -------------------------------------   --------------------------------------------------

     1      1000/Fox Portfolio                      With respect to the mortgage loans listed to the
                                                    left, a portion of the mortgaged properties
                                                    consists of a leasehold interest pursuant to a
                                                    certain Subsurface Lease dated January 4, 2006
                                                    between The City of Portland, Oregon, as lessor,
                                                    and the related borrower, as lessee (as amended,
                                                    restated, replaced, supplemented or otherwise
                                                    modified from time to time, the "Fox Tower
                                                    Subsurface Lease"). The Fox Tower Subsurface Lease
                                                    (i) does not contain any provision that permits
                                                    the leasehold mortgagee to assign its interest in
                                                    the mortgage loan without the lessor's consent,
                                                    (ii) may be amended without the leasehold
                                                    mortgagee's consent prior to an event of default
                                                    under the Fox Tower Subsurface Lease, (iii) may be
                                                    terminated without the lessor offering a new lease
                                                    to the leasehold mortgagee, provided, after
                                                    termination the leasehold mortgagee may request a
                                                    new lease, and provided, further, the lessor shall
                                                    waive its right to terminate the Fox Tower
                                                    Subsurface

                                      B-14

                                                    Lease during the pendency of a foreclosure
                                                    proceeding with respect to the leasehold interest,
                                                    (iv) does not contain any provision which requires
                                                    the lessor to enter into a new lease upon
                                                    termination of the Fox Tower Subsurface Lease if
                                                    such lease is rejected in a bankruptcy proceeding,
                                                    and (v) may be amended without the leasehold
                                                    mortgagee's consent prior to an event of default
                                                    under the Fox Tower Subsurface Lease, provided,
                                                    after an event of default under the Fox Tower
                                                    Subsurface Lease, the lease cannot be amended
                                                    without notice to the leasehold mortgagee.

    20      Wheatley Plaza                          The related ground lease documents do not require
                                                    the leasehold mortgagee's consent prior to
                                                    amendment of such ground lease.

    41      The Bergman Office Portfolio            The related ground lease documents do not require
                                                    the leasehold mortgagee's consent prior to
                                                    amendment of such ground lease and do not require
                                                    the related lessor to deliver any notice of
                                                    termination with respect to the ground lease to
                                                    the leasehold mortgagee.

    71      Burke Town Plaza                        The related ground lease expires on January 31,
                                                    2031, which is less than 20 years after the stated
                                                    maturity date of the related mortgage loan.

    79      Spencer & Helm Business Center(EJM)     The consent of the county with respect to the
                                                    mortgaged real property is required prior to
                                                    assignment of the related ground lease provided,
                                                    however, the related ground lease provides that
                                                    the ground lessor shall recognize the leasehold
                                                    mortgagee as lessee under such ground lease upon
                                                    foreclosure of the leasehold mortgage.

   129      Blue Diamond Business Cntr-Bldg 1       The consent of the lessor is required prior to
                                                    assignment of the related ground lease, provided,
                                                    however, the related ground lease provides that
                                                    the ground lessor shall recognize the leasehold
                                                    mortgagee as lessee under such ground lease upon
                                                    foreclosure of the leasehold mortgage.

Exception to representation 25 - Releases of Mortgaged Property

ANNEX A-1
CONTROL #              MORTGAGE LOAN(S)                          DESCRIPTION OF EXCEPTION
---------   -------------------------------------   --------------------------------------------------

     1      1000/Fox Portfolio                      With respect to the mortgage loans listed to the
                                                    left, each of the mortgaged properties securing
                                                    such mortgage loans is cross-defaulted and/or
                                                    cross-collateralized with each other. The related
                                                    loan

                                      B-15

                                                    documents provide for the release of the
                                                    cross-collateralization, subject to the
                                                    satisfaction of certain conditions, including
                                                    among others, that (i) the debt service coverage
                                                    ratio with respect to each of the mortgaged
                                                    properties is equal to or greater than 1.50x, (ii)
                                                    the loan-to-value ratio with respect to each of
                                                    the mortgaged properties is no greater than 65%
                                                    and (iii) the satisfaction of certain tenant
                                                    occupancy conditions with respect to each of the
                                                    mortgaged properties.

     6      One Convention Place                    The related loan documents permit the substitution
    33      2200 Renaissance                        of the existing mortgaged real property with
                                                    one or more substitute properties and a
                                                    corresponding release of the existing mortgaged
                                                    real property subject to the satisfaction of
                                                    certain conditions as set forth in the related
                                                    loan documents.

    22      North Hills Industrial Park             The related loan documents permit the partial
    29      Dulles Business Park                    release of certain portions of the mortgaged real
    37      Market Place and New Market Portfolio   property subject to the satisfaction of certain
                                                    conditions as set forth in the related loan
                                                    documents.

     6      One Convention Place                    The related loan documents do expressly provide
    29      Dulles Business Park                    that a mortgagee or servicer can require the
    33      2200 Renaissance                        related borrower to deliver, or bear the costs of,
                                                    a tax opinion in connection with a release or
                                                    substitution of the related collateral.

Exception to representation 30 - Junior Liens

ANNEX A-1
CONTROL #              MORTGAGE LOAN(S)                          DESCRIPTION OF EXCEPTION
---------   -------------------------------------   --------------------------------------------------

    33      2200 Renaissance                        The related borrower has obtained subordinate
                                                    financing secured by the mortgaged real property
                                                    (a second mortgage) in the original principal
                                                    amount of $4,592,500.

    57      Entrada Apartments                      The related borrower has obtained subordinate
                                                    financing secured by the mortgaged real property
                                                    (a second mortgage) in the original principal
                                                    amount of $3,500,000.

     3      Sammamish Parkplace                     The related borrower may obtain subordinate
    12      Specialty Laboratories                  financing secured by the related mortgaged real
    14      Tiffany Plaza Retail Center             property subject to the satisfaction of certain
    17      Franklin Farm Village                   conditions as set forth in the related loan
    19      Crossroads Commons Retail SC            documents.
    21      Colonnade at Union Mill
    38      Muddy Branch
    58      711 Westchester Avenue

                                      B-16

Exception to representation 32 - Servicing

ANNEX A-1
CONTROL #              MORTGAGE LOAN(S)                          DESCRIPTION OF EXCEPTION
---------   -------------------------------------   --------------------------------------------------

    21      Colonnade at Union Mill                 None of the mortgage real properties were
    38      Muddy Branch                            inspected during or after 2006.
    69      660 Pennsylvania Avenue Retail/Office

Exception to representation 35 - Due on Sale

ANNEX A-1
CONTROL #              MORTGAGE LOAN(S)                          DESCRIPTION OF EXCEPTION
---------   -------------------------------------   --------------------------------------------------

     7      Regency Portfolio                       The related loan documents do not contain a "due
    28      Alton Corporate Center                  on sale" clause with respect to transfers of
    44      Highland House Apartments               interest in the related borrower or otherwise
    57      Entrada Apartments                      permit certain transfers of interest in the
    72      McDowell Mountain Marketplace           related borrower with no or limited conditions.
    94      Yale Village Apartments
   124      Montgomery Airpark Business Park
   133      Chart House Inc.

    70      Seven Square Corporate Park             The owners of the related borrowers have incurred
                                                    mezzanine financing in the original principal
                                                    amount of $2,000,000 secured by pledges of the
                                                    ownership interests in the related borrower.

    17      Franklin Farm Village                   The related loan documents permit mezzanine
    23      Charles County Shopping Center          financing secured by the ownership interests in
    58      711 Westchester Avenue                  the related borrower.
    68      North Utica Shopping Center

Exception to representation 36 - Non-Recourse Exceptions

ANNEX A-1
CONTROL #              MORTGAGE LOAN(S)                          DESCRIPTION OF EXCEPTION
---------   -------------------------------------   --------------------------------------------------

     1      1000/Fox Portfolio                      There is no natural person liable for the
     2      Algonquin Portfolio                     non-recourse carveouts described in this
     3      Sammamish Parkplace                     representation.
     4      Pinnacle Towers
     5      Airtouch Spectrum Campus
     6      One Convention Place
     7      Regency Portfolio
     8      University Commons Shopping Cntr
     9      Concord Airport Plaza
    10      Quincy Street Station
    11      US Bank Plaza
    15      Centrum at Crossroads Shop.Ctr.

                                      B-17

    17      Franklin Farm Village
    20      Wheatley Plaza
    24      Linda Mar Shopping Center
    25      Webster Square
    28      Alton Corporate Center
    29      Dulles Business Park
    30      Harbor Point Apartments
    32      Shops At Monocacy
    33      2200 Renaissance
    34      Plaza In The Park
    35      15 Exchange Place Office
    39      Mirasol Walk Shopping Cntr.
    40      Olympia Plaza
    44      Highland House Apartments
    48      Radcliffe at Towson
    49      Novato Fair Shopping Center
    54      600 University Park Place
    55      Boca Valley Plaza Shopping Center
    58      711 Westchester Avenue
    59      Clayton Corporate Park
    64      2750 Monroe Blvd. (QUEST)
    65      Springfield Office Center
    71      Burke Town Plaza
    72      McDowell Mountain Marketplace
    75      Rain & Hail Headquarter Bldg
    83      Ventana Lakes Village Center
    87      Publix at Westchase
    89      Northport/Gunn Portfolio
    90      Belle Hall Shopping Center I
    94      Yale Village Apartments
    96      Cinco Ranch
    98      1600 Manor Drive
    99      Southpoint Center
   101      Chaparral Plaza Retail Center
   104      St Cloud West Publix Shopping Center
   111      Northgate Square Shopping Center
   112      Rivergate Plaza
   116      Ravenstone Village Shopping Center
   120      8 Essex Center Drive
   124      Montgomery Airpark Business Park
   125      Holly Portfolio
   128      Columbia II Industrial Building
   131      Columbia III Industrial Building
   132      Fishers Lane Commerce Center

    76      McDowell Mountain Marketplace           The related guarantor's liability with respect to
                                                    recourse obligations are limited to amounts
                                                    contained

                                      B-18

                                                    in a specified account as set forth in the related
                                                    loan documents.

   133      Chart House Inc                         The loan documents do not provide for any
                                                    non-recourse exceptions.

Exception to representation 40 - Single Purpose Entity

ANNEX A-1
CONTROL #              MORTGAGE LOAN(S)                          DESCRIPTION OF EXCEPTION
---------   -------------------------------------   --------------------------------------------------

     1      1000/Fox Portfolio                      The related borrower is not a Single Purpose
     3      Sammamish Parkplace                     Entity and/or the related mortgage loan documents
     4      Pinnacle Towers                         do not require such borrower to be a Single
     5      Airtouch Spectrum Campus                Purpose Entity.
     6      One Convention Place
     7      Regency Portfolio
     9      Concord Airport Plaza
    10      Quincy Street Station
    11      US Bank Plaza
    12      Specialty Laboratories
    17      Franklin Farm Village
    20      Wheatley Plaza
    28      Alton Corporate Center
    31      Shoppes at Dilworthtown Crossing
    33      2200 Renaissance
    52      Capital Office V
    58      711 Westchester Avenue
    59      Clayton Corporate Park
    75      Rain & Hail Headquarter Bldg
   133      Chart House Inc

     2      Algonquin Portfolio                     At origination, the initial borrower was not a
                                                    Single Purpose Entity. The current borrower, who
                                                    assumed the related mortgage loans from the
                                                    initial borrower, is a Single Purpose Entity.

Exception to representation 45 - Operating Statements and Rent Rolls

ANNEX A-1
CONTROL #              MORTGAGE LOAN(S)                          DESCRIPTION OF EXCEPTION
---------   -------------------------------------   --------------------------------------------------

     2      Algonquin Portfolio                     The related loan documents do not require the
    33      2200 Renaissance                        related borrower to deliver rent rolls.

                                      B-19

                                   EXHIBIT C-1

                             OPINION OF DECHERT LLP

                                      C-1-1

August 9, 2007

To the parties listed on Schedule A attached hereto

Re:  TIAA Seasoned Commercial Mortgage Trust 2007-C4, Commercial Mortgage
     Pass-Through Certificates, Series 2007-C4

Ladies and Gentlemen:

You have requested our opinion, as special counsel to Teachers Insurance and
Annuity Association of America (the "Seller"), with respect to certain matters in connection with that certain Mortgage Loan Purchase Agreement, dated as of
August 2, 2007 (the "MLPA"), by and among Seller and Structured Asset Securities
Corporation II (the "Purchaser"). Capitalized terms used herein and not otherwise defined herein have the meanings set forth in the MLPA.

For the purposes of rendering this opinion, we have examined a copy of the MLPA and such other documents, records and papers as we have deemed necessary and relevant as a basis for this opinion.

In making such examination and in rendering the opinions set forth below, we have with your permission assumed and relied upon the accuracy of all factual information set forth in the MLPA, the genuineness of all signatures of parties to the MLPA, the legal capacity of natural persons, the authenticity of all corporate and limited liability company records, certificates, instruments and documents submitted to us as originals and the conformity to authentic original corporate and limited liability company records, certificates, instruments and documents of all corporate and limited liability company records, certificates, instruments and documents submitted to us as certified, conformed or photostatic copies. We express no opinion as to the applicability to or the effect on the transactions contemplated by the MLPA of any federal or state securities laws or regulations.

In our examination we have also assumed, with your permission and without independent investigation, that:

               (a) each party to the MLPA is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation and has all requisite power and authority to execute, deliver and perform its respective obligations thereunder;

               (b) except as set forth in the opinion paragraph 2 below, no consent, approval, authorization, declaration or filing by or with any governmental

To the parties listed on Schedule A attached hereto
August 9, 2007

          commission, board or agency is required for such execution, delivery and performance;

               (c) the MLPA has been duly authorized by all necessary action by the parties thereto, has been duly executed and delivered by such parties, and, except as set forth in the opinion paragraph 1 below, constitutes a legal, valid and binding obligation of each party thereto, and (subject to the qualifications set forth in the opinion paragraph 1) is enforceable against it in accordance with its terms;

               (d) fair and adequate consideration giving rise to the
          obligations set forth in the MLPA has been and will be paid, delivered or incurred, as the case may be;

               (e) no provision of the MLPA has been modified, supplemented or waived either by written or oral agreement or by course of conduct between the parties (and we have no actual knowledge inconsistent with such assumption);

               (f) with respect to the transactions described or contemplated in the MLPA, there has been and will be no mutual mistake of fact and there exists and will exist no fraud or duress; and

               (g) the Seller is the sole holder of title to the Mortgage Loans
          (and we have no actual knowledge inconsistent with such assumption).

In reaching the conclusions set forth in this opinion, we have not undertaken any independent investigation of the records maintained by the Seller and as to matters of fact material to our opinions, we have relied upon representations of the Seller, and on certificates of officers of the Seller and of public officials, and we have made no independent inquiry into the accuracy of such representations. We express no opinion with respect to the enforceability, perfection, or priority of the liens of the Mortgage Loans. Furthermore, we express no opinion as to restrictions on assignment, if any, that may be set forth therein.

Furthermore, we have reviewed for purposes of our opinion in paragraph 2 below only such laws, statutes, rules and regulations which a reasonably prudent transactional lawyer would deem relevant to review for purposes of rendering such opinion

Based upon the foregoing, and subject to the limitations set forth below, we are of the opinion that:

     1. The MLPA constitutes a legal, valid and binding agreement enforceable in accordance with its terms against the Seller, subject to (i) applicable bankruptcy, insolvency,

To the parties listed on Schedule A attached hereto
August 9, 2007

fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, (ii) general principles of equity, including, without limitation, principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), (iii) public policy considerations, and (iv)
any limitation under applicable law of enforcement of rights with respect to indemnification and contribution obligations and provisions (a) purporting to waive or limit rights to trial by jury, oral amendments to written agreements or rights of set off or (b) relating to submission to jurisdiction, venue or service of process.

     2. Neither the execution, delivery or performance of the MLPA by the
Seller, nor the consummation by the Seller of any of the transactions contemplated by the terms of the MLPA, conflicts with or results in a breach or violation of any United States Federal or State of New York law, statute, rule or regulation, except for any breach or violation that would not materially and adversely affect the Seller's ability to perform its obligations and duties under the MLPA, and except that no opinion is expressed in this paragraph as to federal and state securities or blue sky laws.

The opinions expressed herein are limited to the laws of the State of New York and the federal laws of the United States.

To the parties listed on Schedule A attached hereto
August 9, 2007

The opinions expressed herein are rendered only to those to whom this opinion letter is specifically addressed in connection with the transactions contemplated by the MLPA and, without our express written consent, may not be relied upon, used, quoted, circulated (except in a closing binder, provided that this entire opinion letter is included therein) or otherwise referred to by any other person for any other purpose. This opinion speaks only as of the date hereof. We have no obligation to advise the addressee (or any other party) of changes in the law or facts that may occur after the date of this opinion.

Very truly yours,

/s/ Dechert LLP

                                   Schedule A

Structured Asset Securities Corporation II
745 Seventh Avenue
New York, New York 10019

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036

Standard & Poor's Ratings Services,
a division of The McGraw-Hill Companies, Inc.
55 Water Street, 41st Floor
New York, New York 10041

Fitch, Inc.
One State Street Plaza
New York, New York 10004

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

                                   EXHIBIT C-2

                                      C-2-1

          TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
          COLLEGE RETIREMENT AND EQUITIES FUND
          730 Third Avenue
          New York, NY 10017-3206
          212 490-9000   800 842-2733

                                 August 9, 2007

To each of the addressees set forth on the attached Schedule A.

Re:  TIAA Seasoned Commercial Mortgage Trust 2007-C4, Commercial Mortgage
     Pass-Through Certificates, Series 2007-C4

Ladies and Gentlemen:

     I am an Associate General Counsel of Teachers Insurance and Annuity
Association of America (the "Company"), a New York insurance company, and as such you have requested my opinion in connection with (i) that certain Mortgage
Loan Purchase Agreement, dated as of August 2, 2007 (the "Purchase Agreement"), by and between the Company and Structured Asset Securities Corporation II (the
"Depositor"), (ii) that certain Underwriting Agreement, dated as of August 2,
2007 (the "Underwriting Agreement"), among the Depositor, Lehman Brothers Inc.
("Lehman"), Morgan Stanley & Co. Incorporated ("Morgan Stanley") and the
Company, (iii) that certain Certificate Purchase Agreement, dated as of August
2, 2007 (the "Certificate Purchase Agreement"), among the Depositor, Lehman and the Company, and (iv) that certain Indemnification Agreement, dated as of August
2, 2007 (the "Indemnification Agreement" and together with the Purchase
Agreement, the Underwriting Agreement and the Certificate Purchase Agreement,
the "Agreements"), among the Company, the Depositor, Lehman and Morgan Stanley.
Capitalized terms used herein and not defined herein shall have the meanings set forth in the Purchase Agreement and, to the extent not defined therein, in the
Indemnification Agreement.

     For purposes of this opinion, I have examined or caused to be examined within the Asset Management Law Division of the Company, copies of the following documents:

     1.   The Agreements; and

     2.   The Charter of the Company as filed with the New York State Insurance
          Department on March 4, 1918, as most recently amended on August 11,
          2004 (the "Charter") and the By-laws of the Company (the "By-laws"
          and, together with the Charter, the "Organizational Documents").

To each of the addressees set forth on the attached Schedule A.
August ____, 2007

     Additionally, I have examined or caused to be examined within the Asset
Management Law Division of the Company, originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion. When relevant facts were not independently established, I have relied upon certificates of public officials and appropriate representatives of the Company and upon representations as to facts made in or pursuant to the Agreements.

     I have assumed the genuineness of all signatures, the authenticity of all items submitted to me as originals, and the conformity with originals of all items submitted to me as copies and the due authority of all persons executing the same, except with regard to the genuineness of all signatures and the due authority of all persons executing the same on behalf of the Company. I have also assumed the due authorization, execution and delivery of the Agreements by all of the parties thereto other than the Company.

     I am a member of the bar of the State of New York. My opinion herein is limited to federal laws and the laws of the State of New York, and I express no opinion as to the laws of any other jurisdiction or their applicability to the matters covered by the Agreements. There are no implied opinions in this letter.
The opinions in this letter are limited to the opinions expressly stated in paragraphs A through F below, and no opinions shall be inferred beyond the opinions expressly stated in such paragraphs.

     Based upon, subject to and limited by the foregoing, I am of the opinion that:

     A. The Company is a corporation duly organized and licensed to conduct the business of life insurance under the Insurance Law of the State of New York and is validly existing and in good standing as a life insurance company under the
Insurance Law of the State of New York and has the requisite power and authority to execute and deliver the Agreements and to perform its obligations thereunder as of the date hereof.

     B. The Agreements have been duly authorized, executed and delivered by the
Company.

     C. To the best of my knowledge (after due inquiry), the execution, delivery and performance by the Company of the Agreements will not conflict with, result in a breach, violation or acceleration of, or constitute a default under, any order of any federal or state court, regulatory body, administrative agency or governmental body having jurisdiction over the Company.

     D. The execution, delivery and performance by the Company of the Agreements will not violate the Organizational Documents or, to the best of my knowledge
(after due inquiry), breach, violate, conflict with, or constitute a material default under, (1) any material agreement or contract to which the Company is a party or to which the Company is subject or by which any

To each of the addressees set forth on the attached Schedule A.
August ____, 2007

of its property is bound, or (2) any applicable judgment, order, determination, or decree of any court, arbitrator, or governmental authority, which, in the case of each of clause (1) and clause (2), would have a material adverse effect on the ability of the Company to perform its obligations under, or the validity or enforceability of, the Agreements.

     E. No consent, approval, or authorization or order of any federal or New
York State court, governmental agency or body or the Superintendent of Insurance of the State of New York or under the Insurance Law of the State of New York is required in connection with the execution, delivery, and performance by the
Company of the Agreements except (a) for those consents, approvals, authorizations or orders that previously have been obtained and (b) such as may be required under the blue sky laws of any jurisdiction in connection with the sale of the Public Offered Certificates or the Private Offered Certificates by
the Underwriters or Placement Agent, as applicable, as to which no opinion is expressed.

     F. To my knowledge, there is no action, suit, investigation, or proceeding pending or threatened by or against the Company which questions the validity of the Agreements or any action taken in connection therewith or which, if adversely determined, would have a material adverse effect upon the ability of the Company to perform its obligations under, or the validity or enforceability of, the Agreements.

     Neither I nor the Company assume any obligation to advise you of any changes in the foregoing subsequent to the delivery of this opinion letter. No opinion shall be inferred or implied beyond the opinions expressly stated in this letter. This opinion letter has been prepared by me as Associate General
Counsel of the Company, is solely for your use in connection with the Company's execution and delivery on the date hereof of the Agreements and should not be filed with any governmental agency or other person or entity or relied upon by any person or entity that is not an addressee hereto, without the prior written consent of the Company, except that Dechert, counsel to the Company, may rely on this opinion in connection with an opinion to be rendered by them of even date herewith.

                                        Very truly yours,

                                        /s/ Lynne M. Davis
                                        ----------------------------------------
                                        Lynne M. Davis
                                        Associate General Counsel, Director

                                   SCHEDULE A

Structured Asset Securities Corporation II
745 Seventh Avenue
New York, New York 10019

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036

Standard & Poor's Ratings Services,
a division of The McGraw-Hill Companies, Inc.
55 Water Street, 41st Floor
New York, New York 10041

Fitch, Inc.
One State Street Plaza
New York, New York  10004

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

Wachovia Bank, National Association
8739 Research Drive
URP4 Charlotte, NC 28288

Centerline Servicing, Inc.
5221 North O'Conner Boulevard
Suite 600
Irving, TX 75039